================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ROADWAY EXPRESS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:

================================================================================

                             [ROADWAY EXPRESS LOGO]

                                                               February 20, 1998

Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Roadway Express, Inc., which will be held on Wednesday, March 25, 1998, at 9:00 a.m. at the Sheraton Suites Hotel, located at 1989 Front Street, Cuyahoga Falls, Ohio.

     At the Annual Meeting, you will be asked to elect seven Directors to the Board of Directors, to approve the Equity Ownership Plan, the Nonemployee Directors' Equity and Deferred Compensation Plan and the Nonemployee Directors' Stock Option Plan, to approve an amendment to the 1996 Employee Stock Purchase Plan and to approve the appointment of the independent auditors of the Company for the current fiscal year.

     The Company has enclosed a copy of its 1997 Annual Report for the year ended December 31, 1997 with this notice of annual meeting of shareholders and proxy statement. If you would like another copy of the 1997 Annual Report, please write to the Secretary of the Company at the above address.

     Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                        Sincerely,

                                        /s/ Michael W. Wickham
                                        MICHAEL W. WICKHAM
                                        President and Chief Executive Officer

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          [ROADWAY EXPRESS LETTERHEAD]

       ------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 25, 1998
       ------------------------------------------------------------------

To The Shareholders:

     You are hereby notified that the Annual Meeting of Shareholders of Roadway Express, Inc., a Delaware corporation (the "Company"), will be held Wednesday, March 25, 1998, at 9:00 a.m. at the Sheraton Suites Hotel, located at 1989 Front Street, Cuyahoga Falls, Ohio, for the purpose of:

     1. Electing seven directors to the Board of Directors consisting of Frank
        P. Doyle, Dale F. Frey, Phillip J. Meek, Robert E. Mercer, Carl W. Schafer, Sarah Roush Werner and Michael W. Wickham;

     2. Approving the Equity Ownership Plan;

     3. Approving the Nonemployee Directors' Equity and Deferred Compensation Plan;

     4. Approving the Nonemployee Directors' Stock Option Plan;

     5. Approving an amendment to the 1996 Employee Stock Purchase Plan to confirm the number of shares of Common Stock available for issuance under the plan;

     6. Approving the designation of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1998; and

     7. Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The record of shareholders entitled to notice and to vote at the meeting was taken as of the close of business on February 10, 1998.

     You are invited to attend the meeting, but whether or not you expect to attend in person, please mark, sign, date and return the enclosed proxy in the accompanying postage-paid envelope so that your shares will be represented at the meeting or adjournment thereof.

     If you wish to have your vote treated in a confidential manner, please mark the box "Confidential Vote Requested" on your proxy card.

                                       JOHN M. GLENN
                                        Secretary

February 20, 1998

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             ROADWAY EXPRESS, INC.
                              1077 GORGE BOULEVARD
                               AKRON, OHIO 44310
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 25, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Roadway Express, Inc., a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of shareholders of the Company to be held on March 25, 1998 (the "Annual Meeting"). The Notice of Annual Meeting of Shareholders, this Proxy Statement and related proxy card are being mailed to shareholders on or about February 20, 1998.

     Shareholders of record of the Company at the close of business on February 10, 1998, will be entitled to vote at the Annual Meeting (the "Record Date"). On that date, the Company had outstanding and entitled to vote 20,556,714 shares of common stock, par value $.01 per share ("Common Stock"). Each share of Common Stock entitles the holder to one vote on all matters properly brought before the meeting, including the election of directors.

     Shares can be voted only if the shareholder is present in person or by proxy. The Company has adopted a policy relating to proxy voting and independent tabulation and inspection of elections. The policy provides that the Company will furnish shareholders the opportunity to request confidential treatment of their votes. There is a place on the enclosed proxy card for shareholders to make such an election. If a shareholder so requests confidential treatment, an independent vote tabulator and the independent inspectors of election will keep the shareholder's vote permanently confidential and not disclose the vote to anyone. This policy will be in effect at the Annual Meeting. Confidential treatment will not apply when disclosure is required by law or under certain other limited circumstances.

     You may revoke your proxy at any time prior to the exercise of the powers it confers. The shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in the manner specified on the proxies. If specific choices are not indicated on a properly executed proxy, the shares represented by such proxies received will be voted: (i) for the nominees for Director named in this Proxy Statement; (ii) for approval of the Nonemployee Directors' Stock Option Plan; (iii) for approval of the Nonemployee Directors' Equity and Deferred Compensation Plan; (iv) for approval of the Equity Ownership Plan; (v) for approval of the amendment to the 1996 Employee Stock Purchase Plan; (vi) for approval of the appointment of Ernst & Young LLP, as independent auditors; and (vii) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters that properly come before the Annual Meeting. The Board of Directors is not aware of any matter to be presented for action at the meeting other than those set forth herein.

     The presence, in person or by proxy, of the holders of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for any business to be transacted at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Directors are elected by a plurality of the affirmative votes cast. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors. The affirmative vote by the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

     The Board of Directors has designated R. E. Mercer, Director and Chairman;
M. W. Wickham, Director, President and Chief Executive Officer; and J. D. Cunningham, Vice President-Finance and Administration, and Treasurer as Proxies for appointment by shareholders to represent and vote their shares in accordance with their directions.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

     The By-Laws of the Company provide that the Board of Directors shall consist of not less than three members, as fixed by the Board of Directors from time to time. The Board of Directors presently has eight members but it has resolved that effective as of the Annual Meeting, the Board of Directors shall be reduced to seven members in light of the retirement of William Sword as a Director. At the Annual Meeting, seven Directors are to be elected to hold office until the Company's next annual meeting. The Board of Directors recommends that its seven nominees for Director be elected at the Annual Meeting. All nominees have consented to being named and to serve if elected. If any nominee becomes unavailable for any reason, the proxies will be voted for the election of such other person as a Director as the Board of Directors may recommend.

DIRECTOR NOMINEES

     Information regarding the nominees to the Board of Directors of the Company is set forth below.

---------------------------------------------------------------------------------------------
                                                   PRESENT POSITIONS, RECENT
             NAME                                 BUSINESS EXPERIENCE AND AGE
---------------------------------------------------------------------------------------------
Frank P. Doyle                    Director of the Company since January 1996. Retired.
                                  Executive Vice President of General Electric Company, a
                                  manufacturing, services and technology company, from 1992
                                  through 1995, and Senior Vice President from 1981 through
                                  1992. Director: Digital Equipment Corporation, The
                                  PaineWebber Group of Mutual Funds and Educational Testing
                                  Services. Age 66.
Dale F. Frey                      Director of the Company since January 1998. Retired.
                                  Chairman and Chief Executive Officer of General Electric
                                  Investment Corporation from 1984 through early 1997, and
                                  Vice President and Treasurer of General Electric Company, a
                                  manufacturing, services and technology company, from 1980
                                  through January 1994. Director: Aftermarket Technology
                                  Corp., First American Financial Corporation, Praxair, Inc.,
                                  Promus Hotel Corporation and USF&G Corporation. Age 65.
Phillip J. Meek                   Director of the Company since January 1996. Retired. Senior
                                  Vice President, Capital Cities/ABC, Inc., a broadcasting,
                                  cable and publishing company, and President of its
                                  publishing group from 1986 through 1997. Trustee: Ohio
                                  Wesleyan University and chair of its Endowment Committee.
                                  Director: Calyx & Carolla, American Press Institute and
                                  United Way of New York City. Age 60.
Robert E. Mercer                  Chairman of the Board and Director of the Company since
                                  January 1996. Director of Roadway Services, Inc. from 1989 through 1995. Retired Chairman and Chief Executive Officer of The Goodyear Tire & Rubber Company, a manufacturer of
                                  tires and related products, from 1983 through 1988, and
                                  Chairman to March 1989. Director: General Electric Company.
                                  Age 73.
Carl W. Schafer                   Director of the Company since January 1996. President of
                                  the Atlantic Foundation, supporting oceanographic research since 1990. Director: Wainoco Oil Corporation, Evans
                                  Systems, Inc., Electronic Clearing House, Inc.,
                                  Nutraceutix, Inc. and The PaineWebber and Guardian Groups
                                  of Mutual Funds. Age 62.
Sarah Roush Werner                Director of the Company since January 1996. Director of
                                  Roadway Services, Inc. from 1970 through 1995. Private
                                  investor, Marysville, Washington. Age 67.
Michael W. Wickham                Chief Executive Officer of the Company since January 1996.
                                  President of the Company since July 1990. Director of the
                                  Company since 1989. Executive Vice President-Administration and Finance from January 1990 through June 1990. Age 51.
---------------------------------------------------------------------------------------------

COMMITTEES AND DIRECTORS MEETINGS

     The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The former Nominating Committee and the Executive and Finance Committee were dissolved in April, 1997, when the Board of Directors assumed their functions.

     The members of the Audit Committee are C. W. Schafer, P. J. Meek, and R. E. Mercer. W. Sword served as a member of the Audit Committee until April, 1997, when R. E. Mercer was appointed as a member of the Audit Committee. During 1997, the Audit Committee reviewed the audit plan developed by the Company's independent auditors and the professional services provided by them to assure their independence. Additionally, the Audit Committee reviewed the annual financial statements prepared by management prior to their issuance and met with the independent auditors to review their opinion on the annual financial statements and the results of their audit procedures. The Audit Committee also reviewed, in consultation with the independent auditors and the Company's Director of Internal Audit, the adequacy of the Company's internal controls.

     Written recommendations for nominees to the Board of Directors to be elected at the 1999 annual meeting of shareholders (the "1999 Meeting") will be considered by the Board of Directors if such recommendations are received in accordance with the Company's By-Laws by the Secretary of the Company at its principal offices at least 70 days prior to the 1999 Meeting or, if the Company does not make a public announcement of the date of the 1999 Meeting, at least 80 days prior to such meeting, not later than ten days after the actual public announcement of the 1999 Meeting.

     The members of the Compensation Committee are F. P. Doyle, D. F. Frey, P.
J. Meek and W. Sword. C. W. Schafer served as a member of the Compensation Committee until April, 1997, when W. Sword was appointed as a member of the Compensation Committee. D. F. Frey was appointed as a member of the Compensation Committee in February, 1998. The Compensation Committee recommends compensation for executive officers of the Company.

     The Board of Directors held seven meetings in 1997. The Compensation Committee met six times and the Audit Committee met twice. The former Executive and Finance Committee met once, and the Nominating Committee did not meet, prior to their dissolution in April, 1997. All of the Directors attended at least seventy-five percent of the total meetings held by the Board of Directors and by the committees on which they served in 1997.

DIRECTOR COMPENSATION

     During 1997, each nonemployee Director of the Company was paid an annual retainer of $18,000 plus (a) an annual retainer of $4,000 for each committee membership and (b) an additional sum of $1,500 for each meeting of the Board of Directors or a committee. The chairmen of the Audit, Compensation, Executive and Finance and Nominating Committees were each paid an additional annual retainer of $2,000. Each Director of the Company, except for the Chairman of the Board of Directors, received an annual retainer of 100 shares of Common Stock. The Chairman of the Board of Directors received an annual retainer of 1,000 shares of Common Stock.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     Except as otherwise noted, the following table sets forth certain information as of January 31, 1998 as to the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the Common Stock and the beneficial ownership of Common Stock by each of the Director nominees and each of the executive officers named in the Summary Compensation Table, and all Directors and executive officers as a group. Except as otherwise noted, the information with respect to beneficial ownership has been furnished by the respective Director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

----------------------------------------------------------------------------------------------
                                                                     PERCENTAGE OF SHARES OF
                                         AMOUNT AND NATURE OF                 COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP        STOCK BENEFICIALLY OWNED
----------------------------------------------------------------------------------------------
Sarah Roush Werner
  P. O. Box 611
  Marysville, Washington 98270               1,652,361          (a)            8.0%
The GAR Foundation
  Robert W. Briggs and National City
  Bank, Northeast, Trustees
  One Cascade Plaza
  Akron, Ohio 44308                          1,046,228          (b)            5.1%
Roadway Express, Inc. 401(k) Stock
  Savings Plan
  Key Trust Company of Ohio,
  National
  Association, Trustee                       4,197,664          (c)           20.4%
Frank P. Doyle                                   2,200                            *
Dale F. Frey                                        --                            *
Phillip J. Meek                                  6,200                            *
Robert E. Mercer                                 3,809                            *
Carl W. Schafer                                    600          (d)               *
Michael W. Wickham                              46,978                 f)(g)               *
J. Dawson Cunningham                            27,583                 f)(g)               *
Louis J. Esposito                               18,168          (e)               *
John M. Glenn                                    3,459              e)(g)               *
James D. Staley                                 26,914           e)(f)               *
All Directors and executive officers         1,799,641                 f)(g)            8.8%
  as a group (12 persons)
----------------------------------------------------------------------------------------------

* Less than one percent.

(a) Includes 43,340 shares as to which Mrs. Werner has investment and voting power although she disclaims any beneficial ownership.

(b) According to the Schedule 13G filed with the Securities and Exchange Commission, dated February 10, 1998 (the "Schedule 13G") by National City Corporation ("National City"), as of December 31, 1997, National City has shared investment power over 1,046,228 shares as co-trustee of The GAR Foundation. According to the Schedule 13G, National City also has sole voting power with respect to an additional 11,424 shares.

(c) Pursuant to the terms of the Roadway Express, Inc. 401(k) Stock Savings Plan, participants are entitled to instruct the trustee as to the voting of any shares allocated to their account(s), and shares for which no direction is received by the trustee. The trustee must vote the shares as directed.

(d) Includes shares held in an individual retirement account as follows: Mr. Schafer, 500 shares; Mr. Wickham, 2,344 shares; Mr. Cunningham, 735 shares; and Mr. Glenn, 500 shares.

(e) Includes shares held pursuant to the Roadway Express, Inc. 401(k) Stock Savings Plan, as of December 31, 1997, as follows: Mr. Wickham, 10,484 shares; Mr. Cunningham, 4,076 shares; Mr. Esposito, 8,109 shares; Mr. Glenn, 2,459 shares; Mr. Staley, 7,347 shares; and all executive officers as a group, 34,486 shares.

(f) Includes shares of incentive stock granted under the Roadway Express, Inc. Management Incentive Stock Plan, as of December 31, 1997, as follows: Mr. Wickham, 23,600 shares; Mr. Cunningham, 16,800 shares; Mr. Staley, 16,800 shares; and all executive officers as a group, 66,400 shares.

(g) Includes shares held by family members as to which beneficial ownership is disclaimed, as follows: Mr. Wickham, 10,350 shares; Mr. Cunningham, 1,125 shares; Mr. Glenn, 500 shares; and all executive officers as a group, 11,975 shares.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning annual compensation for services rendered to the Company for 1995, 1996 and 1997 by those persons who were the chief executive officer and the other four most highly compensated executive officers of the Company during 1997 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------
                                                                              LONG-TERM
                                               ANNUAL COMPENSATION           COMPENSATION
                                        ----------------------------------   ------------
                                                              OTHER ANNUAL       LTIP        ALL OTHER
                                                              COMPENSATION     PAYOUTS      COMPENSATION
  NAMES AND PRINCIPAL POSITION   YEAR    SALARY     BONUS         (b)            (c)            (D)
-----------------------------------------------------------------------------------------
M. W. Wickham                    1997   $300,000   $179,000      $4,720              --       $ 16,054
  Director, President and Chief  1996    270,000     45,264       3,540              --         19,470
  Executive Officer              1995    267,923         --          --              --         50,633
J. D. Cunningham                 1997   $200,000   $103,000      $3,360              --       $ 12,105
  Vice President-Finance and     1996    186,000     22,934       2,520              --         13,891
  Administration, and Treasurer  1995    184,569         --          --              --         28,661
L. J. Esposito                   1997   $173,000   $ 91,000      $2,400        $265,500       $  8,255
  Vice President-Sales           1996    163,000     22,934       1,800              --         73,634
                                 1995    161,746         --          --              --         12,785
J. M. Glenn(a)                   1997   $180,000   $ 83,000      $1,840        $203,550       $ 11,524
  Vice President-General Counsel 1996    170,000     21,003       1,380              --          6,181
  and Secretary                  1995    170,000     46,878          --              --         21,511
J. D. Staley                     1997   $200,000   $103,000      $3,360              --       $  9,064
  Vice President-Operations      1996    186,000     25,952       2,520              --         10,882
                                 1995    184,569         --          --              --         25,076
--------------------------------------------------------------------------------------------------------

(a) Mr. Glenn served as Vice President and General Counsel of Roadway Services, Inc., the Company's former parent company, during 1995, and the compensation shown for such period was paid by Roadway Services, Inc.

(b) Reflects cash dividends paid on incentive stock awarded under the Roadway Express, Inc. Management Incentive Stock Plan (the "Management Incentive Stock Plan").

(c) Reflects payouts of shares of incentive stock previously granted under the Management Incentive Stock Plan to which all restrictions have lapsed due to the attainment of certain management objectives based upon stock appreciation and the executive officers' attainment of age 55. Although shares of incentive stock previously granted to other executive officers have partially vested with respect to the attainment of certain management objectives based upon stock appreciation, such shares of incentive stock remain subject to a substantial risk of forfeiture, which will lapse upon the executive officers' attainment of age 55 provided that the executive officer has remained in the continuous employ of the Company or one of its subsidiaries, or in the event that certain change in control events occur. Such shares of incentive stock that remain subject to forfeiture entitle the executive officer to all of the rights of a shareholder generally, including the right to vote such shares and receive any dividends that may be paid thereon.

(d) Reflects for 1997 (i) dividend equivalents earned on stock credits awarded under the Roadway Services, Inc. Long-Term Stock Award Incentive Plan and predecessor plans (Mr. Wickham, $8,899; Mr. Cunningham, $4,905; Mr. Esposito, $1,654; Mr. Glenn, $4,324; and Mr. Staley, $2,891); and (ii) Company matching contributions under the Roadway Express, Inc. 401(k) Stock Savings Plan, a voluntary contributory defined contribution employee benefit plan (Mr. Wickham, $7,155; Mr. Cunningham, $7,200; Mr. Esposito, $6,601; Mr. Glenn, $7,200; and Mr. Staley, $6,173).

ROADWAY EXPRESS, INC. PENSION PLAN

     The following table shows estimated annual pension benefits payable as retirement benefits to the Named Officers.

                               PENSION PLAN TABLE

                                  YEARS OF SERVICE
                   -----------------------------------------------
 REMUNERATION      15 YEARS     20 YEARS     25 YEARS     30 YEARS
------------------------------------------------------------------
   $200,000        $ 46,688     $ 62,250     $ 77,813     $ 93,375
    300,000          69,188       92,250      115,313      138,375
    400,000          91,688      122,250      152,813      183,375
    500,000         114,188      152,250      190,313      228,375
    600,000         136,688      182,250      227,813      273,375
------------------------------------------------------------------

     The Roadway Express, Inc. Pension Plan (the "Pension Plan") is a noncontributory qualified defined benefit plan. The Pension Plan provides annual retirement benefits after normal retirement at age 65 equal to the greater of
(a) 2% of the final 240 consecutive months average compensation at or below $45,000 times total years of service not to exceed 30, or (b) 1 3/4% of the final 240 consecutive months average compensation up to $45,000 and 1 1/2% of the final 240 consecutive months average compensation in excess of $45,000 times total years of service not to exceed 30. Benefits under the Pension Plan are not subject to reductions for Social Security benefits or other offset amounts.

     Benefits are payable as a straight life annuity under various assumptions based on final 20 year average compensation and years of service. Annual compensation for computing annual pension benefits includes base salary and incentive compensation. For the Named Officers, annual compensation represents the sum of the amounts shown for 1997 in the Salary, Bonus and Other Annual Compensation columns of the Summary Compensation Table.

     The credited years of service and the estimated final 20 year average compensation under the Pension Plan for the Named Officers are: Mr. Wickham, 29 1/2 years and $431,963; Mr. Cunningham, 12 1/2 years and $270,862; Mr.
Esposito, 26 1/2 years and $212,988; Mr. Glenn, 10 1/2 years and $243,209; and Mr. Staley, 26 1/2 years and $271,055.

     Federal law places certain limitations on the amount of compensation that may be taken into account in calculating pension benefits and on the amount of pensions that may be paid under federal income tax qualified plans. Since the Company believes the retirement income objectives of the Company's pension plans are appropriate for all eligible participants, it has adopted a nonqualified
Section 415 Excess Plan and a nonqualified Section 401(a)(17) Benefit Plan (collectively, the "Excess Plans") providing for the payment from general funds of the benefits that would be lost by plan participants as a result of present or future Internal Revenue Code of 1986 (the "Internal Revenue Code") provisions limiting the benefits payable or the compensation taken into account. Upon the retirement or death of a participant under either of the Excess Plans, the supplemental retirement benefit payable with respect to such participant will be determined under the pension formula set forth above, but without the limitations set forth in the Internal Revenue Code described above.

1997 EXECUTIVE COMPENSATION REPORT

     The Compensation Committee is composed of four nonemployee members of the Board of Directors. The Compensation Committee is responsible for establishing basic principles related to the compensation programs of the Company and for providing oversight for compensation programs for executive officers.

     In 1997, the Compensation Committee undertook a complete reassessment of executive compensation, with the objective to assure that compensation for executive officers would fully comport with the mission and vision statement of the Company while assuring that it could attract, retain, and motivate management level employees through a total compensation program. An independent compensation consultant was retained to survey the industry in which the Company operates and other service companies with revenues of comparable magnitude to the Company in order to compare compensation received by the Company's management both in the aggregate and for individual positions. Other considerations included the nature of the industry in which the Company operates and other factors likely to shape the Company's future.

     Base Salaries. Salaries for executive officers, including the chief executive officer, were determined by three factors: (i) salary levels among service companies with revenues of comparable magnitude and specifically those of the Company's nearest competitors, (ii) performance of the Company, considering its recent emergence as a stand-alone company and (iii) individual performance as evaluated in writing and orally by the chief executive officer and through the Compensation Committee's own observations, and in the case of the chief executive officer, by the Compensation Committee itself after consulting with other members of the Board of Directors.

     The Compensation Committee agreed with the Company's long-standing philosophy that base compensation should be below market, while permitting management to achieve superior total compensation through cash and long-term incentives. It concluded, however, that its then current executive salaries were nonetheless too low by a significant margin and that a failure to raise executive salaries above 1996 levels would threaten the attainment of the Company's strategic goals. Accordingly, as a part of a several year correction process, salary levels were raised to bring them closer to the median for the larger less-than-truckload (LTL) freight competitors.

     Cash Incentive Compensation. In 1997, the Compensation Committee revised and simplified the Company's annual cash incentive pay-out plan. After studying the operating budget for 1997, it determined that the top management group, which includes all executive officers, including the chief executive officer, should be paid individualized cash incentives. Factors considered in setting the amounts for executive officers included the relative importance of the position with the Company and the difficulty of the efforts required to obtain high performance at such position. At a pre-determined level of targeted profitability, which was substantially over 1996 actual levels, full pay-outs for 1997 under the new plan were set for all executive officers. Percentages of pay-outs were to have declined by steps of 5% to the extent that the Company's profitability did not meet the predetermined level, provided that there would be no pay-outs if after-tax profits did not exceed certain minimum levels of profitability.

     Management Incentive Stock Plan. The Compensation Committee determined the Management Incentive Stock Plan had met its objectives for 1996 and should be continued. Under the Management Incentive Stock Plan, awards of restricted stock are targeted over a five year period. Pursuant to the Management Incentive Stock Plan, grants of an aggregate of 310,341 shares of Common Stock were made to 61 key employees for a two-year period commencing in 1996 (figures differ slightly from last year due to changes in participation).

     Awards of stock, although effective as of the first day of the respective year, are subject to lapse and forfeiture if a number of conditions are not satisfied. The conditions include attainment of certain objectives for appreciation in market price of the Common Stock, vesting requirements and such others as the Compensation Committee may determine.

     This report on 1997 executive compensation shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A promulgated by the Securities and Exchange Commission or Section 18 of the Exchange Act.

     This report is submitted on behalf of the Compensation Committee.

                 F. P. DOYLE; D. F. FREY; P. J. MEEK; W. SWORD

                               PERFORMANCE GRAPH

     The following graph reflects a comparison of the cumulative total shareholder return on the Common Stock with the S&P 500 Index and the S&P Truckers Group, respectively, for the period commencing January 2, 1996 (the initial trading date for the Common Stock) through December 31, 1997. The graph assumes that the value of the investment in the Common Stock and each index was $100 at January 2, 1996, and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of the actual future return on the Common Stock.

                        COMPARISON OF SHAREHOLDER RETURN

LOGO

                                                    ROADWAY       S&P 500   S&P TRUCKERS
                                                 EXPRESS, INC.     INDEX       GROUP
                                                ---------------   -------   ------------
            January 2, 1996                          $ 100         $ 100        $100
            December 31, 1996                        $ 115         $ 119        $ 82
            December 31, 1997                        $ 133         $ 159        $124

                     APPROVAL OF THE EQUITY OWNERSHIP PLAN
                                (PROPOSAL NO. 2)

GENERAL

     The Roadway Express Equity Ownership Plan (the "Equity Plan") serves the Company's objective of providing superior sustainable value to its shareholders by affording the Compensation Committee the ability to provide sufficient incentive compensation to attract and retain high-performing employees. The Company's compensation structure places a portion of the total compensation at risk with the performance of the Company, the organizational unit and the individual. The risk portion increases with the responsibility level of the employee. The Board of Directors adopted the Equity Plan on February 2, 1998, subject to the approval of the Company's shareholders at the Annual Meeting.

     The principal reason for adopting the Equity Plan is to provide shares available under the Equity Plan as described below. The Equity Plan is intended to comply with rules for deductibility under Section 162(m) of the Internal Revenue Code. A copy of the full text of the Equity Plan is attached hereto as Exhibit A and the summary description below is qualified in its entirety by reference to such exhibit.

SUMMARY DESCRIPTION

     General. Under the Equity Plan, the Compensation Committee is authorized to make awards of options to purchase shares of Common Stock ("Option Awards"), awards of stock appreciation rights ("Stock Appreciation Rights"), awards of restricted shares ("Restricted Shares") or deferred shares ("Deferred Shares") and awards of phantom shares ("Phantom Shares") and performance units ("Performance Units"). The terms applicable to awards of the various types, including those terms that may be established by the Compensation Committee when making or administering particular awards, are set forth in detail in the Equity Plan.

     Shares Available Under the Plan. Subject to adjustment as provided in the Equity Plan, the number of shares of Common Stock that may be issued or transferred (a) upon the exercise of Option Awards, (b) in payment or upon the exercise of Stock Appreciation Rights, (c) as Restricted Shares, (d) in payment of Phantom Shares or Performance Units that have been earned, (e) as Deferred Shares, or (f) in payment of dividend equivalents paid with respect to awards made under the Equity Plan, may not exceed 1,300,000 shares in the aggregate increased by shares authorized but not granted under other stock-related plans and reduced by shares authorized under the Equity Plan and designated to be used to grant awards under any other stock-related plan. Such shares of Common Stock may be shares of original issuance or treasury shares or a combination of both. Upon the payment of any option price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount by means of transfer or relinquishment of shares of Common Stock, there will be deemed to have been issued or transferred under the Plan only the net number of shares of Common Stock actually issued or transferred by the Company.

     Compliance with Section 162(m) of the Internal Revenue Code. The Equity Plan makes provision for compliance with Section 162(m) of the Internal Revenue Code. Phantom Shares and Performance Units awarded to named executives will provide for objective performance goals and are intended to qualify for deductibility without regard to the limits of Section 162(m). The maximum number of shares of Common Stock that can be granted to any participant during any period of three consecutive calendar years is 500,000; provided, however, that in no event may any participant in any period of one calendar year be granted Performance Units or Phantom Shares having an aggregate maximum value as of the date of grant thereof in excess of $1 million.

     Eligibility. Officers, including officers who are members of the Board of Directors, and key employees of the Company and its subsidiaries may be selected by the Compensation Committee to receive benefits under the Equity Plan. The exact number and composition of officers and key employees who will be eligible to participate in the Equity Plan will be determined by the Compensation Committee.

     Option Awards. Option Awards may be granted that entitle the optionee to purchase shares of Common Stock at a predetermined price per share (which may not be less than the market value at the date of grant, except for nonqualified stock options granted in lieu of salary or bonus, which shall be not less than 85% of the market value at the date of grant). The option price is payable in cash at the time of exercise; by the transfer to the Company of nonforfeitable unrestricted shares of Common Stock owned by the optionee having a value at the time of exercise equal to the option price; any other legal consideration the Compensation Committee may deem appropriate; or a combination of such payment methods. Any grant may provide for deferred payment of the option price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. The Compensation Committee has the authority to specify at the time Option Awards are granted that shares of Common Stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period. However, the Equity Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Common Stock at the time of exercise of Option Awards.

     The Compensation Committee may, at or after the date of grant of any Options (other than the grant of incentive stock options as described under Section 422 of the Internal Revenue Code ("Incentive Stock Options")), provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that such equivalents be credited against the option price.

     No Option Awards may be exercisable more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Awards become exercisable and may provide for the earlier exercise of such Option Awards in the event of a "change in control" of the Company or other similar transaction or event. Successive grants may be made to the same optionee whether or not Option Awards previously granted remain unexercised.

     Stock Appreciation Rights. A grant of Stock Appreciation Rights represents the right to receive from the Company an amount of the difference between the base price established for such Stock Appreciation Rights, determined by the Compensation Committee, and the market value of the Common Stock on the date the Stock Appreciation Rights are exercised. Stock Appreciation Rights can be tandem (i.e., granted with Option Awards to provide an alternative to exercise of the Option Award) or free-standing. Tandem Stock Appreciation Rights may only be exercised at a time when the related Option Award is exercisable and the spread is positive, and requires that the related Option Award be surrendered for cancellation. Free-standing Stock Appreciation Rights may have a base price per right that does not exceed a maximum specified by the Compensation Committee on the date of grant and may specify the period of employment that is necessary before such Stock Appreciation Rights become exercisable. Such grant may also include that payment may be made by one or more methods of payment and may specify performance goals that must be achieved as a condition to exercise such Stock Appreciation Rights.

     Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Compensation Committee may determine. The Compensation Committee may condition the award on the achievement of performance goals.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period to be determined by the Compensation Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee for the period during which the forfeiture provisions are to continue. The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or other similar transaction or event.

     Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions, including performance goals, during the deferral period as the Compensation Committee may specify. During such deferral period, the participant has no right to transfer any rights under his or her award and no right to vote them, but the Compensation Committee may, at or after the date of award, authorize the payment of dividend equivalents on such shares on either a current or deferred or contingent basis, either in cash or additional shares of Common Stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of award.

     Deferred Shares must be subject to a deferral period, as determined by the Compensation Committee at the date of the award, except that the Compensation Committee may provide for a shorter deferral period in the event of a change in control of the Company or other similar transaction or event.

     Phantom Shares and Performance Units. A Phantom Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Phantom Shares or Performance Units. Such participant will be given one or more performance goals to meet within a specified performance period. Such performance period may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement may also be established by the Compensation Committee. If by the end of the performance period the participant has achieved the specified performance goals, he or she will be deemed to have fully earned the Phantom Shares or Performance Units. If the participant has not achieved the performance goals, but has attained or exceeded the predetermined minimum, he or she will be deemed to have partly earned the Phantom Shares and/or Performance Units (such part to be determined in accordance with a formula). To the extent earned, the Phantom Shares and/or Performance Units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, shares of Common Stock or in any combination thereof.

     Performance Goals. The Equity Plan requires that the Compensation Committee establish performance goals for purposes of Phantom Shares and Performance Units. When so determined by the Compensation Committee, Option Awards, Stock Appreciation Rights, Restricted Shares, Deferred Shares and dividend equivalents may also specify performance goals. Performance goals may be described either in terms of Company-wide objectives or objectives that are related to performance of the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed. Performance goals applicable to any award to a participant who is, or is determined by the Compensation Committee likely to become a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code will be limited to specified levels of or growth in (i) cash flow, (ii) costs, (iii) earnings per share, (iv) market share, (v) net income, (vi) product quality,
(vii) productivity improvement, (viii) return on assets, (ix) return on equity,
(x) return on invested capital,

(xi) sales growth, (xii) shareholder return, (xiii) stock price, (xiv) value added, and any combination thereof. Except in the case of such a covered employee, if the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the performance goals unsuitable, the Compensation Committee may modify such performance goals or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable.

     Transferability. Except as otherwise determined by the Compensation Committee, no Option Award or other award under the Equity Plan is transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, Option Awards are exercisable during the optionee's lifetime only by him or her. The Compensation Committee may authorize the transfer of unexercised options to the spouse or descendants of a participant, or to a trust or other vehicle.

     The Compensation Committee may specify at the date of grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon exercise of Option Awards, upon termination of the deferral period applicable to Deferred Shares or upon payment under any grant of Phantom Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5.5 of the Equity Plan, shall be subject to further restrictions on transfer.

     Adjustments. The maximum number of shares that may be issued and delivered under the Equity Plan, the number of shares covered by outstanding Option Awards, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Equity Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Compensation Committee may also make or provide for such adjustments in the numbers of shares specified in Section 2.2 of the Equity Plan as the Compensation Committee may determine appropriate to reflect any transaction or event described in Section 5.2 of the Equity Plan.

     Administration and Amendments. The Equity Plan is to be administered by the Compensation Committee, consisting of not less than two members of the Board of Directors, each of whom shall be a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

     The Compensation Committee is authorized to interpret the Equity Plan and related agreements and other documents. The Compensation Committee may make awards to employees under any or a combination of all of the various categories of awards that are authorized under the Equity Plan, or in its discretion, make no awards. The Equity Plan may be amended from time to time by the Board of Directors. However, any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange or quotation system upon which the Common Stock is traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of the Equity Plan or any amendment thereof for shareholder approval is not to be construed to limit the Company's authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.

     The Compensation Committee may provide for special terms for awards to participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside the United States of America as the Compensation Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

     The Compensation Committee may not, without further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Award to reduce the option price. Furthermore, no Option Award may be canceled and replaced with awards having a lower option price without further approval of the shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     Following is a brief summary of certain of the federal income tax consequences of certain transactions under the Equity Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Option Awards. In general, (i) no income will be recognized by an optionee at the time an Option Award is granted; (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If shares of Common Stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Stock Appreciation Rights. No income generally will be recognized upon the award of Stock Appreciation Rights. Upon payment with respect to Stock Appreciation Rights exercised, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the participant at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code ("restrictions"). However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares subject to restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award, reduced by any amount paid by the participant, and the capital gains/loss holding period for such shares will also commence on such date.

     Phantom Shares and Performance Units. No income generally will be recognized upon the grant of Phantom Shares or Performance Units. Upon payment with respect to Phantom Shares or Performance Units earned, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

     Tax Consequences To Participants' Employers. To the extent that a participant recognizes ordinary income in the circumstances described above, the participant's employer will generally be entitled to a corresponding deduction, provided, among other things, that such income meets the test of reasonableness, does not along with other income of the participant exceed the limitation on deductible compensation under Section 162(m) of the Internal Revenue Code, is an ordinary and necessary business expense, is not an "excess parachute payment," and that any applicable withholding obligations are satisfied.

     Accounting Treatment. Phantom Shares, Performance Units and Stock Appreciation Rights will require a charge against income of the Company periodically representing increases in the value of the anticipated benefits. In the case of Phantom Shares and Performance Units, such charge is based on the dollar amount expected to be paid at the end of the performance period. Restricted Shares and Deferred Shares will require a charge against income equal to the fair market value of the awarded shares at the time of award less the amount, if any, paid or payable by the awardee. Such charge is spread over the earn-out period for the Restricted or Deferred Shares. Given the variety of awards that may be made separately or in combination under the Equity Plan, actual awards may result in periodic charges against income in certain other circumstances.

PLAN BENEFITS

     It is not possible to determine future awards that will be received by participants in the Equity Plan.

VALUATION

     For purposes of establishing the option price and for all other valuation purposes under the Equity Plan, the market value of a share of Common Stock on any relevant date will be the closing price of the Common Stock on that date, as such price is reported on the Nasdaq National Market. The market value of Common Stock on the Record Date was $25 3/8 per share.

REQUIRED VOTE

     Approval of the Equity Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote on the matter at the Annual Meeting.

     Your Board of Directors recommends a vote FOR approval of the Roadway Express Equity Ownership Plan.

                     APPROVAL OF THE NONEMPLOYEE DIRECTORS'
                     EQUITY AND DEFERRED COMPENSATION PLAN
                                (PROPOSAL NO. 3)

GENERAL

     The Board of Directors has adopted, subject to approval of the Company's shareholders, the Roadway Express Nonemployee Directors' Equity and Deferred Compensation Plan (the "Deferred Compensation Plan"). The purpose of the Deferred Compensation Plan is to further align the interests of Directors and shareholders in enhancing the value of the Company. The Deferred Compensation Plan is also expected to assist in attracting and retaining qualified individuals to serve as Directors. The Deferred Compensation Plan gives nonemployee Directors the opportunity to receive all or a portion of their compensation payable for services as a Director payable in cash in shares of Common Stock and to defer receipt, and therefore the recognition as income for federal income tax purposes, of all or a portion of their compensation payable for services as a Director. As of the Record Date, six nonemployee Directors will be eligible to participate in the Deferred Compensation Plan. The maximum number of shares of Common Stock that may be issued under the Deferred Compensation Plan is 100,000, which may be shares of original issuance or treasury shares increased by shares authorized but not granted under other stock-related plans and reduced by shares authorized under the Deferred Compensation Plan and designated to be used to grant awards under any other stock-related plan. A copy of the full text of the Deferred Compensation Plan is attached hereto as Exhibit B and the summary description below is qualified in its entirety by reference to such exhibit.

SUMMARY DESCRIPTION

     Voluntary Shares. Before the start of any calendar quarter, a Director may elect to have up to 100% of the portion of his or her fees for the quarter paid in shares of Common Stock in lieu of cash ("Voluntary Shares"). After the end of each calendar quarter beginning April 1, 1998, the Company will issue to each Director a number of Voluntary Shares equal to the portion of such Director's fees that such Director has elected to receive as shares in lieu of cash for such calendar quarter, divided by the fair market value of the Common Stock on the last day of such calendar quarter, less the number of shares in each case that the Director has elected to defer.

     Deferral of Receipt of Fees and Shares. A nonemployee Director may elect to defer receipt of all or a portion of his or her fees and shares into deferred shares. Dividend equivalents equal to any cash dividends paid by the Company will be credited on deferred shares.

     When a Director terminates services as a Director, he or she (or in the event of his or her death, his or her beneficiary) will be entitled to receive his or her deferred shares, together with dividends credited to date. The Deferred Compensation Plan also provides that a nonemployee Director may irrevocably elect to receive a pretermination distribution of all or part of his or her deferred fees and shares beginning not earlier than the third plan year following the plan year such fees and shares would have otherwise been payable. A Director may elect at any time to receive all or part of his or her deferred fees or deferred shares within 60 days if the amount subject to the distribution is reduced by 10% and that percentage is forfeited.

     Distribution of a Director's deferred shares will be made (a) by payment in shares or in cash in a single distribution, (b) by payment in shares or in cash in no greater than 10 annual installments or (c) a combination of both as designated by the Director.

     Administration, Amendment and Termination. The Deferred Compensation Plan is administered by the Compensation Committee. The Board of Directors may amend or terminate the Deferred Compensation Plan from time to time. However, no such action may affect a nonemployee Director's rights in awards without the Director's consent. Without approval of shareholders, no such action shall increase the number of shares available under the Deferred Compensation Plan or otherwise cause Rule 16b-3 under the Exchange Act to become inapplicable to the Deferred Compensation Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of the income deferral actions under the Deferred Compensation Plan based upon the current provisions of the Internal Revenue Code and regulations promulgated thereunder.

     Voluntary Shares. Voluntary Shares whose receipt is not deferred at the election of a Director will constitute taxable income to the individual Director, and a deductible expense to the Company, in an amount equal to the fair market value of the shares, in the year in which the shares were issued.

     Deferred Income. Fees and shares that a Director elects to defer under the Deferred Compensation Plan will become subject to federal income taxation to the Director only as and when the deferred shares are actually paid over to the Director. The Company will become entitled to a compensation expense deduction at the same time. The same treatment applies to dividends credited to the Director's account during the period of deferral.

PLAN BENEFITS

     It is not possible to determine the amount of fees the eligible Directors will elect to receive as Voluntary Shares in lieu of cash or the amount of fees the eligible Directors will elect to defer into deferred shares.

VALUATION

     For purposes of establishing the number of voluntary shares and for all other purposes under the Deferred Compensation Plan, the fair market value of a share of Common Stock will be the closing price of the Common Stock on the last day of such calendar quarter as reported on the Nasdaq National Market. The fair market value of Common Stock on December 31, 1997 was $22 1/8 per share.

REQUIRED VOTE

     Approval of the Deferred Compensation Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote on the matter at the Annual Meeting.

     Your Board of Directors recommends a vote FOR approval of the Roadway Express Nonemployee Directors' Equity and Deferred Compensation Plan.

                     APPROVAL OF THE NONEMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN
                                (PROPOSAL NO. 4)

GENERAL

     The Board of Directors has adopted, subject to approval of the Company's shareholders, the Roadway Express Nonemployee Directors' Stock Option Plan ("Option Plan"). The purpose of the Option Plan is to further align the interests of Directors and shareholders in enhancing the value of the Company. The Option Plan is also expected to assist in attracting and retaining qualified individuals to serve as Directors. The Option Plan gives nonemployee Directors the opportunity to receive all or a portion of their compensation payable for services as a Director in stock options. The maximum number of shares of Common Stock that may be issued and as to which grants of stock options may be made under the Option Plan is 100,000, which may be shares of original issuance or treasury shares increased by shares authorized but not granted under other stock-related plans and reduced by shares authorized under the Option Plan and designated to be used to grant awards under any other stock-related plan. A copy of the Option Plan is attached hereto as Exhibit C and the summary description below is qualified in its entirety by reference to such exhibit.

SUMMARY DESCRIPTION

     Eligibility. All individuals who are nonemployee Directors on the first day of the calendar year are eligible to participate in the Option Plan. Under the Option Plan, the nonemployee Director may designate the amount of his or her annual compensation payable without regard to the number of Board of Directors or committee meetings attended or committee positions held (the "Retainer") which he or she can invest in stock options (an "Option") under the Option Plan. A Director shall be permitted to invest in an Option under the Option Plan only if the total amount invested by that Director is equal to at least 25% of the Retainer. As of the Record Date, six nonemployee Directors will be eligible to participate in the Option Plan.

     Administration. The Option Plan will be administered by the Compensation Committee. The Compensation Committee shall have no power to add to, subtract from or modify any of the terms of the Option Plan, or to change or add to any benefits provided under the Option Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Option Plan. No member of the Compensation Committee shall act in respect of his or her own Retainer. All decisions and determinations by the Compensation Committee shall be final and binding on all parties.

     Stock Options. To the extent a Director elects to invest all or a portion of his or her Retainer for a plan year, an Option shall be granted on the first day of such plan year for that number of shares of Common Stock equal to 100% (or for plan years beginning on or after January 1, 1999, an amount not in excess of 120%, as determined by the Board of Directors at its last meeting before the beginning of each plan year) of the amount of the Retainer invested divided by the value of an Option for one share of Common Stock on the valuation date. For this purpose, value shall be determined by the Black-Scholes option pricing model, as applied by the Compensation Committee. To the extent that the application of the foregoing formula would result in an Option covering a fractional share of Common Stock, the number of shares of Common Stock covered by an Option shall be rounded up.

     Subject to the expiration or earlier termination of an Option, 100% of the Option shall become exercisable on the first anniversary of the date of grant. An Option shall expire ten years from the date an Option is granted and shall be subject to earlier termination as hereinafter provided. Once an Option becomes exercisable, it may thereafter be exercised, wholly or in part, at any time prior to its expiration or termination. In the event of the Director's termination from service on the Board of Directors, an outstanding Option may be exercised only to the extent it was exercisable on the date of such termination and shall expire two years after such termination, or on its stated expiration date, whichever occurs first. Notwithstanding the above, in the event of a termination for cause as determined by the Compensation Committee, all unexercised Options shall be forfeited. The exercise price of an Option granted to a Director shall be equal to the fair market value of the Common Stock on the date of grant.

     Unless otherwise determined by the Compensation Committee, an Option is neither transferable nor assignable by the Director other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Director, only by the Director, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Director. The Compensation Committee may authorize the transfer an unexercised Option to the spouse or descendants of a Director, or to a trust or other vehicle.

     Acceleration of Options and Lapse of Restrictions in Certain Events. Upon the occurrence of any of the following events, an Option shall become immediately and fully exercisable: the death of the Director, the disability of the Director, or a "change in control" of the Company. An Option shall expire two years after such event, or on its stated expiration date, whichever occurs first.

     Miscellaneous. The Board of Directors may alter or amend the Option Plan from time to time or may terminate it in its entirety; provided, however, that no such action, except for an acceleration of benefits, shall, without the consent of a Director, impair the rights in any shares of Common Stock issued or to be issued to such Director, as a result of a grant of Options under the Option Plan; and provided further, that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange or quotation system upon which the shares of Common Stock are traded or quoted shall not be effective unless and until such approval has been obtained in compliance with such applicable law or rules.

FEDERAL INCOME TAX CONSEQUENCES

     Because the options granted pursuant to the Option Plan are not subject to the special treatment afforded by Section 422 of the Internal Revenue Code, they are treated as nonqualified stock options for purposes of federal taxation, and will be taxed in a manner similar to that described above under heading "Approval of the Equity Ownership Plan -- Federal Income Tax Consequences," for nonqualified stock option rights granted under the Equity Plan.

PLAN BENEFITS

     It is not possible to determine the amount of compensation eligible Directors will designate to be invested in Options.

VALUATION

     For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price of the Common Stock on that date, as such price is reported on the Nasdaq National Market. The fair market value of Common Stock on the Record Date was $25 3/8 per share.

REQUIRED VOTE

     Approval of the Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote on the matter at the Annual Meeting.

     Your Board of Directors recommends a vote FOR approval of the Roadway Express Nonemployee Directors' Stock Option Plan.

                           APPROVAL OF THE AMENDMENT
                    TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN
                                (PROPOSAL NO. 5)

GENERAL

     The 1996 Employee Stock Purchase Plan (the "Purchase Plan") was approved by Roadway Services, Inc. in its capacity as sole shareholder of the Company on December 22, 1995. During 1997, 176,782 shares were purchased by employees of the Company as a group under the Purchase Plan (combined 1996 and 1997 activity was 304,904 shares). To enable the Company's employees to continue to benefit under the Purchase Plan and to coordinate the number of authorized shares available under the Purchase Plan with the Company's other existing and the newly adopted stock-related plans, on February 2, 1998, the Board of Directors approved an amendment to the Purchase Plan to confirm the original intent of the sole shareholder and the Company at the time of adoption of the Purchase Plan to authorize a total of 800,000 shares under the Purchase Plan and to permit such shares to be increased by shares authorized but not granted under the Company's other stock-related plans and reduced by shares authorized under the Purchase Plan and designated to be used to grant awards under any of the Company's other stock-related plans. At the Annual Meeting, the shareholders are being requested to approve this amendment.

     The following description of the Purchase Plan is necessarily brief and general. A copy of the Purchase Plan, as amended, is attached hereto as Exhibit D and the summary description below is qualified in its entirety by reference to such exhibit.

DESCRIPTION OF THE PURCHASE PLAN

     The Purchase Plan provides eligible employees with the opportunity to purchase shares of Common Stock pursuant to a payroll deduction program. The Purchase Plan provides for offering periods of not less than one month and not more than one year (the "Offering Periods"), as determined by the Compensation Committee during which contributions may be made to purchase shares of Common Stock. At the end of each Offering Period, shares are purchased automatically at 85% of the market price at the beginning of the Offering Period or 85% of the market price on the last day of the Offering Period, whichever price is lower. As of the Record Date, there were approximately 28,000 employees eligible to participate in the Purchase Plan.

     An employee may have up to 10% of his or her basic compensation (excluding bonuses or awards under the Company's management incentive program, but including any quotas set in connection with any sales incentive compensation plan) withheld and applied to the purchase of shares under the Purchase Plan. However, during any calendar year no employee is entitled to purchase shares of Common Stock under the Purchase Plan having a value of more than $25,000.

     800,000 shares of Common Stock are available for issuance under the Purchase Plan. In the event of a stock split, stock dividend or other subdivision, combination or classification of the Common Stock, appropriate adjustments will be made with respect to the maximum number of shares subject to, and the purchase price of shares under, the Purchase Plan.

     All employees of the Company or of any subsidiary of the Company who are not executive officers (as defined in the Purchase Plan) may participate in the Purchase Plan, except employees who are customarily employed for less than 20 hours per week or employees who have not been employed by the Company or by a subsidiary of the Company for six months or more. Further, any employee who owns, or holds options to acquire, or who, as a result of participation in the Purchase Plan, would own or hold options to purchase five percent (5%) or more of the Company's securities is not eligible to participate in the Purchase Plan. Under the Purchase Plan an employee may enroll in the Purchase Plan at the beginning of any Offering Period.

     A participant may withdraw from the Purchase Plan at any time. Termination of a participant's employment for any reason, including death, or the employee's failure to remain an eligible employee, also terminates participation in the Purchase Plan. In the event of termination, all payroll deductions previously credited to the participant's account are returned, without interest.

     The Purchase Plan may be terminated or amended from time to time by the Board of Directors, provided that a participant's existing rights cannot be adversely affected thereby, nor may any amendment be made without the approval of shareholders of the Company if such amendment would increase the aggregate number of shares of Common Stock to be issued under the Plan, materially modify the requirements for eligibility to participate in the Purchase Plan, or cause the Purchase Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

ADMINISTRATION

     The Purchase Plan is administered by the Compensation Committee of the Board of Directors of the Company or such other committee of not less than two members of the Board of Directors of the Company appointed by the Board of Directors of the Company. The Compensation Committee has the power to make, amend and repeal rules, policies and procedures for the operation and administration of the Purchase Plan, all of which are final and binding upon each participant having an interest therein.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan and the right of employees to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to an employee at the time shares are purchased under the Purchase Plan. As summarized below, an employee may be taxed upon disposition or sale of the shares acquired under the Purchase Plan.

     If the shares are sold at least two years after the date of granting of the option and more than one year after the transfer of the shares to the employee. In this event, the lesser of (a) the excess of the fair market value of the shares at the time granted over the purchase price of the shares or (b) the excess of the fair market value of the shares at the time such shares are disposed of over the purchase price of the shares will be treated as ordinary income. Any further gain upon such sale will be treated as a capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the employee has a capital loss equal to the difference.

     If the shares are sold prior to the expiration of two years after the beginning of the applicable Offering Period and less than one year after the transfer of the shares to the employee: In this event (a "Disqualifying Disposition"), the excess of the fair market value of the shares at the date the shares are exercised over the purchase price will be treated as ordinary income to the employee. This excess will constitute ordinary income in the year of sale or other disposition. Any further gain upon such sale will be treated as a capital gain. If the shares are sold for less than their fair market value on the date of purchase the same amount of ordinary income is attributed to the employee and a capital loss will be recognized equal to the difference between the sale price and the fair market value of the shares on such purchase date. To the extent the employee recognizes ordinary income by reason of a Disqualifying Disposition, the Company will be entitled to a corresponding tax deduction for compensation in the tax year in which the disposition occurs, provided the Company has satisfied its withholding obligations under the Internal Revenue Code.

     In the event an employee dies owning stock acquired under the Purchase Plan, compensation must be reported in his or her final income return. The amount of compensation to be reported will be the lesser of (a) the excess of the fair market value of the shares at the time these shares were granted over the purchase price of the shares or (b) the excess of the fair market value of the shares at the time of the employee's death over the purchase price of the shares.

     The foregoing discussion is merely a summary of the more significant effects of the federal income tax on an employee and the Company with respect to shares purchased under the Purchase Plan and does not purport to be a complete analysis of the tax laws dealing with this subject. Reference should be made to the applicable provisions of the Internal Revenue Code and the regulations promulgated thereunder. In addition, this summary does not discuss the provisions of the income tax laws of any state or foreign country in which an employee may reside. Each employee should consult his or her own tax advisor concerning the federal (and any state and local) income tax consequences of participation in the Purchase Plan.

VALUATION

     For purposes of establishing the market price at the beginning or end of Offering Periods and for all other purposes under the Purchase Plan, the market value of a share of Common Stock will be the closing price of the Common Stock on the Nasdaq National Market on such date. The market value of Common Stock on the Record Date was $25 3/8 per share.

REQUIRED VOTE

     Approval of the amendment to the Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote on the matter at the Annual Meeting.

     Your Board of Directors recommends a vote FOR approval of the amendment to the 1996 Employee Stock Purchase Plan.

                      DESIGNATION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 6)

     A proposal will be presented at the meeting to ratify the designation of Ernst & Young LLP as the independent auditors of the Company for 1998. Ernst & Young LLP has been the independent auditors of the Company since 1951, including the period from 1982 through 1995 when the Company was a wholly owned subsidiary of Roadway Services, Inc. It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Your Board of Directors recommends a vote FOR this proposal.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals to be presented at the 1999 Annual Meeting must be received in writing by the Company at its principal offices by October 23, 1998, in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting. Proposals must comply with federal securities regulations and Delaware law.

                              COST OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

                                          JOHN M. GLENN
                                          Secretary

February 20, 1998

                                                                       EXHIBIT A

                                ROADWAY EXPRESS
                             EQUITY OWNERSHIP PLAN

     Roadway Express, Inc. hereby establishes this Plan to be called the Equity Ownership Plan to encourage certain employees of the Company to acquire common stock of the Company, to make monetary payments to certain employees based upon the value of the common stock, or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company and thus provide an incentive for continuation of the efforts of the employees for the success of the Company, for continuity of employment and to further the interests of shareholders.

                                   ARTICLE I

                                  DEFINITIONS

     1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Unit or Phantom Stock granted under the Plan.

          (b) "Award Agreement" means an agreement between the Company and a Participant or other documentation evidencing an Award.

          (c) "Beneficiary" means the person or persons designated by a Participant to exercise an Award in the event of the Participant's death while employed by the Company, or in the absence of such designation, the executor or administrator of the Participant's estate.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Cause" means, in connection with an involuntary termination by the Company of a Participant's employment, conduct in violation of the Company's Code of Conduct or other act determined to be detrimental to the Company's best interests.

          (f) "Change in Control" of the Company means any of the following:

             (1) a filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company);

             (2) the merger, consolidation or reorganization of the Company into or with another corporation or other legal person, if as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction by reason of their ownership of Voting Stock of the Company;

             (3) the sale or transfer by the Company of all or substantially all of its assets to another company or other legal person, if as a result of such sale or transfer less than 50% of the combined voting power of the then-outstanding securities of such company immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer by reason of their ownership of Voting Stock of the Company;

             (4) the adoption of any resolution of reorganization or dissolution of the Company by its shareholders;

             (5) the filing of a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
        Act) of securities representing 50% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock");

             (6) the filing of a report or proxy statement by the Company with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction;

             (7) if during any period of two consecutive years, individuals who at the beginning of such period constituted the directors of the Company cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors of the Company at the beginning of any such period; or

             (8) the occurrence of any other event or series of events, which event or series of events, in the opinion of the Board, will, or is likely to, if carried out, result in a change in control of the Company;

        provided, however, a "Change in Control" will not be deemed to have occurred, either (i) solely because (A) the Company, (B) a subsidiary of the Company, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 50% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, or (ii) solely because of a change in control of any subsidiary by which a Participant is employed. Notwithstanding the foregoing provisions of Paragraphs (1)-(5) of this Subsection, if, prior to any event described in Paragraphs (1)-(5) of this Subsection instituted by any person not an officer or director of the Company, or prior to any disclosed proposal instituted by any person not an officer or director of the Company which could lead to any such event, management proposes any restructuring of the Company which ultimately leads to an event described in Paragraphs (1)-(5) of this Subsection pursuant to such management proposal, then a "Change in Control" will not be deemed to have occurred for purposes of the Plan. If any "Change in Control" is abandoned, the Board, may, by notice to the Participants, nullify the effect thereof.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Committee" means the Compensation Committee of the Board.

          (i) "Company" means Roadway Express, Inc., a Delaware corporation.

          (j) "Deferral Period" means the period of time during which shares of Deferred Stock are subject to deferral limitations under Section 3.5.

          (k) "Deferred Stock"means an award pursuant to Section 3.5 of the right to receives shares of Stock at the end of a specified Deferral Period.

          (l) "Disability" means a condition which entitles a Participant to benefits under the long-term disability plan maintained by the Company and applicable to him.

          (m) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (n) "Dividend Equivalent Rights" means certain rights to receive payments as described in Section 3.10.

          (o) "Fair Market Value" means, with respect to a share of Stock, the last transaction price per share as quoted by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), for a day specified herein for which such fair market value is to be calculated or if there was no transaction price of such shares so quoted for such day, on the most recent preceding day on which there was such a so quoted transaction price.

          (p) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Section 3.2.

          (q) "Less-Than-80% Subsidiary" means a Subsidiary with respect to which the Company directly or indirectly owns or controls less than 80% of the total combined voting or other decision-making power.

          (r) "Non-Qualified Stock Option" means a stock option, other than an Incentive Stock Option, described in Section 3.2.

          (s) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

          (t) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (u) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of such Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (v) "Participant" means an individual who is selected by the Committee to receive an Award hereunder.

          (w) "Performance Goals" means a performance objective or objectives established pursuant to the Plan for Participants who have received grants of Performance Units or, when so determined by the Committee, Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Phantom Stock and dividend credits. Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the division, department or function within the Company in which the Participant is employed. The Performance Goals applicable to any Award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Code Section 162(m) shall be limited to specified levels of or growth in:

            (1) cash flow;

            (2) costs;

            (3) earnings per share;

            (4) market share;

            (5) net income;

            (6) product quality;

            (7) productivity improvement;

            (8) return on assets;

            (9) return on equity;

           (10) return on invested capital;

           (11) sales growth;

           (12) shareholder return;

           (13) stock price;

           (14) value added;

     and any combination thereof.

     Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

          (x) "Performance Units" refers to a grant of performance units described in Section 3.6.

          (y) "Phantom Stock" refers to the rights described in Section 3.7.

          (z) "Plan" means the Roadway Express Equity Ownership Plan.

          (aa) "Reload Options" means additional Options granted automatically to a Participant upon the exercise of Options pursuant to Section 3.2(f).

          (bb) "Restricted Stock" means Stock awarded pursuant to Section 3.4 as to which neither the substantial risk of forfeiture nor the restrictions on the transfer referred to in Section 3.4 has expired.

          (cc) "Retirement" means a Participant's voluntary termination of employment with the Company after attaining age 55.

          (dd) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

          (ee) "Stock" means the Company's common stock and any security into which Stock may be converted by reason of any transaction or event of the type referred to in Section 5.2.

          (ff) "Stock Appreciation Right" means a stock appreciation right described in Section 3.3.

          (gg) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (hh) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its affiliates regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or Retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause. In the event that a Participant who has been granted a Non-Qualified Stock Option hereunder ceases to be an employee but remains a member of the Board, no Termination of Employment shall be deemed to have occurred until the Participant ceases to be a member of the Board.

          (ii) "Vested" means that an Award is nonforfeitable and, where appropriate, exercisable, with regard to a designated number of shares of Stock.

                                   ARTICLE II

                                 GENERAL TERMS

     2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers and key employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and key employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of attracting, retaining and rewarding key personnel.

     2.2 Stock Subject to the Plan.

     (a) Subject to adjustment in accordance with Section 5.2, 1,300,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved and subject to issuance under the Plan, which may be Stock of original issuance or Stock held in treasury or a combination thereof. At no time shall the Company have outstanding Awards and shares of Stock issued in respect to Awards in excess of the Maximum Plan Shares; provided, however, that the Maximum Plan Shares (1) may be supplemented by shares of Stock authorized but not granted under the following Company plans: Management Incentive Stock Plan, 1996 Employee Stock Purchase Plan, Nonemployee Directors' Stock Option Plan and Nonemployee Directors' Equity and Deferred Compensation Plan ("stock related plans") and (2) shall be reduced by any Maximum Plan Shares used to grant awards under any other stock related plans in excess of the shares authorized under such other plans. To the extent permitted by law, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited, canceled or expires or terminates for any reason without becoming Vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

     (b) Upon the full or partial payment of any Exercise Price (as defined in Section 3.2(a)) by the transfer to the Company of shares of Stock or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under the Plan by the transfer or relinquishment of shares of Stock, there shall be deemed to have been issued or transferred under the Plan only the net number of shares of Stock actually issued or transferred by the Company.

     (c) Upon payment in cash of the benefit provided by any Award, any shares of Stock that were covered by such Award shall again be available for issuance or transfer hereunder.

     (d) Subject to adjustment as provided in Section 5.2, the maximum number of shares of Stock covered by awards under the Plan granted to any Participant during any period of three consecutive calendar years shall not exceed 500,000 shares of Stock.

     (e) In no event shall any Participant in any period of one calendar year be granted Performance Units having an aggregate maximum value as of the date of grant thereof in excess of $1,000,000.

     (f) The aggregate number of shares of Stock actually issued by the Company upon the exercise of Incentive Stock Options shall not exceed the total number of shares of Stock first specified in Section 2.1(a), subject to adjustment as provided in Section 5.2.

     (g) In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s).

     (h) In no event shall Awards other than Options and Stock Appreciation Rights exceed 50% of the Maximum Plan Shares, adjusted in accordance with the proviso in the second sentence of Subsection (a) of this Section.

     2.3 Administration of the Plan.

     (a) The Plan shall be administered by the Committee. The Committee shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Code Section 162(m). A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

     (b) Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determination under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     2.4 Eligibility and Limits. Participants in the Plan shall be selected by the Committee from among those employees of the Company who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                                  ARTICLE III

                                TERMS OF AWARDS

     3.1 Terms and Conditions of All Awards.

     (a) Award. The number of shares of Stock as to which an Award shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan.

     (b) Award Agreement. Each Award shall be evidenced by an Award Agreement in such form as the Committee may determine is appropriate, subject to the provisions of the Plan.

     (c) Date of Grant. The date an Award is granted shall be the date on which the Committee has approved the terms and conditions of the Award Agreement and has determined the recipient of the Award and the number of shares covered by the Award and has taken all such other action necessary to complete the grant of the Award.

     (d) Vesting. The Committee may provide for a vesting schedule in any Award Agreement. Any Award may provide for the earlier exercisability of such rights in the event of Retirement, death or Disability of the Participant. Unless otherwise determined by the Committee at or after grant, no Option shall be exercisable during the 6 months following the date of the granting of the Option.

     (e) Change in Control. The Committee, in its discretion, may provide at the time of a grant of any Award that the terms of the award, including, but not limited to, the method of determining Fair Market Value, or the date on which an Award vests or becomes exercisable, may be modified in the event of a Change in Control.

     (f) Transferability. Awards shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, authorize all or a portion of the Stock Options to be granted to a Participant which are not intended to be Incentive Stock Options to be on terms which permit transfer by such Participant to (1) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (2) a trust or trusts for the exclusive benefit of such Immediate Family Members, (3) a partnership in which such Immediate Family Members are the only partners, or (4) other persons or entities, provided that (i) the agreement pursuant to which such Options are transferred must be approved by the Committee, and must expressly provide for transferability in a manner consistent with the preceding sentence, and (ii) subsequent transfers of transferred Options shall be prohibited except those in accordance with the preceding sentence. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment of Section 3.2 shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the period specified in the Award Agreement pursuant to which such Options are granted.

     (g) Performance Goals. Any Award may specify Performance Goals that must be achieved as a condition of the exercise or release of restrictions relating to such Award.

     3.2 Terms and Conditions of Options. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

     (a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section, the exercise price (the "Exercise Price") per share of the Stock purchasable under any Option shall be as set forth in the applicable Award Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted; provided, however, that in the case of Non-Qualified Options, if granted in lieu of salary or cash bonus, the Exercise Price shall not be less than 85% of the Fair Market Value per share of Stock on the date the Option is granted. With respect to each grant for an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. Notwithstanding the foregoing, with respect to a Non-Qualified Stock Option, the Committee in its discretion, may determine a price per share of Stock of less than the Fair Market Value of the share of Stock at the time of grant, if such option is granted as substitute for a stock option granted by an entity which has been merged with or acquired by the Company and such substitute grant is made in connection with such merger or acquisition.

     (b) Option Term. Any Option granted shall not be exercisable after the expiration of ten years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five years after the date the Option is granted. In either case, the Committee may specify a shorter term and state such term in the Award Agreement.

     (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Award Agreement or by amendment thereto, including, but not limited to, cash in the form of currency or certified or cashier's check or other acceptable cash equivalents, by delivery to the Company of a number of shares of Stock (including by attestation) which have been owned by the holder for at least six months prior to the date of exercise having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price or by tendering a combination of cash and Stock. The holder of an Option, as such, shall have none of the rights of a stockholder.

     (d) Payment with Restricted Stock. Any grant may provide that payment of the Exercise Price may also be made in whole or in part in the form of shares of Restricted Stock or other Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee whenever any Exercise Price is paid in whole or in part by means of any of the forms of consideration specified in this Subsection, the shares of Stock received by the Participant upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Participant; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares of Stock received by the Participant as applied to the forfeitable or restricted Stock surrendered by the Participant.

     (e) Cashless Exercise. Any Award may provide for deferred payment of the Exercise Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares of Stock to which the exercise relates.

     (f) Reload Options. Any grant may provide for the automatic grant to the Participant of Reload Options upon the exercise of Options, including Reload Options, for shares of Stock or any other noncash consideration authorized under Subsections (d) and (e) of this Section.

     (g) Successive Grants. Successive grants may be made to the same Participant regardless of whether any Options previously granted to such Participant remain unexercised.

     (h) Cash Out. Upon receipt of written notice to exercise, the Committee may elect to cash out all or part of the portion of the Options to be exercised by paying the Participant an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the Exercise Price (the "Spread Value") on the effective date of such cash-out. In addition, the Committee may, at or after the date of grant (with the consent of the Participant if after the date of grant), require that all or part of the shares of Stock to be issued with respect to the Spread Value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restriction involved.

     (i) Conditions to the Exercise. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Award Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Agreement to the contrary.

     (j) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three months after the date of Termination of Employment; provided, however, that in the case of a Participant whose Termination of Employment is due to death or Disability, one year shall be substituted for such three month period. For purposes of this Subsection, Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

     (k) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Award or not in connection with an Award. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with an Award shall result in a pro rata surrender or cancellation of any related Award to the extent the Stock Appreciation Right has been exercised.

     (a) Payment. Upon payment or exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) or any combination thereof as provided in the Award Agreement or, in the absence of such provision, as the Committee may determine.

     (b) Conditions to Exercise. Each Stock Appreciation Right shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     (c) Maximum Amount. Any Award may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the date of grant.

     3.4 Terms and Conditions of Restricted Stock. Awards of Restricted Stock and restrictions or conditions applicable to such Award, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of an Award pursuant to this Section or may grant an Award pursuant to this Section without the requirement of a cash payment.

     (a) Rights Attributable to Restricted Stock. Each Award shall constitute an immediate transfer of the ownership of shares of Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     (b) Terms of Award. Each Award shall provide that the shares of Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Code Section 83 for a period to be determined by the Committee on the date of grant; provided, however, that subsequent to the date of grant, the Committee, at any time before the lapse of the "substantial risk of forfeiture," may provide for the earlier termination of such period, including without limitation, in the event of a Change in Control or other similar transaction or event. If the Committee conditions the nonforfeitability of shares of Restricted Stock upon service alone, such vesting may not occur before three years from the date of grant of such shares of Restricted Stock, and if the Committee conditions the nonforfeitability of shares of Restricted Stock upon Performance Goals, such nonforfeitability may not occur before one year from the date of grant of such shares of Restricted Stock.

     (c) Transferability. Each Award shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the shares of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the date of grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the shares of Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

     (d) Dividends. Any Award may require that any or all dividends or other distributions paid on the shares of Restricted Stock during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional shares of Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

     (e) Certificates. Unless otherwise directed by the Committee, all certificates representing shares of Restricted Stock, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Company until all restrictions thereon lapse.

     3.5 Terms and Conditions of Deferred Stock. Grants or sales of Deferred Stock may be made and shall be subject to Section 2.2 upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Each grant or sale shall constitute the agreement by the Company to issue or transfer shares of Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

     (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the date of grant.

     (c) Each grant or sale shall provide that the shares of Deferred Stock covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of Retirement, death or Disability of the Participant or a Change in Control or other similar transaction or event. If the Committee conditions the nonforfeitability of shares of Deferred Stock upon service alone, such nonforfeitability may not occur before three years from the date of grant of such shares of Deferred Stock, and if the Committee conditions the Vesting of shares of Deferred Stock upon Performance Goals, such nonforfeitability may not occur before one year from the date of grant of such shares of Deferred Stock.

     (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the shares of Deferred Stock and shall not have any right to vote such shares.

     3.6 Terms and Conditions of Performance Unit Awards. An Award of Performance Units shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified number of units (stated in terms of a designated dollar amount per unit) granted by the Committee. At the time of the grant, the Committee shall determine the base value of each unit, the number of units subject to an Award of Performance Units, the Performance Goals applicable to the determination of the ultimate payment value of the Performance Units and the period over which Company performance shall be measured which shall not be less than one year. The Committee may provide for an alternate base value for each unit under certain specified conditions.

     (a) Payment. Payment in respect of Performance Units may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) or any combination thereof as provided in the Award Agreement or, in the absence of such provision, as the Committee may determine.

     (b) Conditions to Payment. Each Award of Performance Units shall specify the Performance Goals that are to be achieved and each grant shall specify in respect of the specified Performance Goals a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Performance Goals.

     (c) Performance Period. The period over which performance is measured with respect to an Award of Performance Units may be subject to earlier termination in the event of Retirement, death or Disability of the Participant or a Change in Control or other similar transaction or event.

     3.7 Terms and Conditions of Phantom Stock. Each grant of Phantom Stock shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period in consideration of the performance of services.

     (a) Payment. Payment in respect of Phantom Stock may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) or a combination thereof as provided in the Award Agreement or, in the absence of such provision, as the Committee may determine.

     (b) Conditions to Payment. Phantom Stock granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the award Agreement; provided, however, that subsequent to the grant of Phantom Stock, the Committee, at any time before expiration of the applicable period provided in the Award Agreement, may accelerate the time or times at which such Phantom Stock may be paid in whole or in part.

     (c) Restrictions on Transfer. Prior to the expiration of the applicable period provided in the Award Agreement, the Participant shall not have any right to transfer any rights under the Award, shall not have any rights of ownership in the shares of Phantom Stock and shall not have any right to vote such shares.

     3.8 Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Article to the contrary, in the event of Termination of Employment by reason of death,

Disability, Retirement, early retirement or leave of absence approved by the Committee, or in the event of hardship or other special circumstances, of a Participant who holds an Option or a Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, Deferred Stock as to which the Deferral Period is not complete, any Phantom Stock as to which the applicable period provided in the Award Agreement has not expired, any Performance Units that have not been fully earned, or any shares of Stock that are subject to any transfer restriction pursuant to Section 3.4(c), the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award.

     3.9 Fractional Shares. The Company shall not be required to issue any fractional shares of Stock pursuant to the Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     3.10 Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

     (a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) or any combination thereof as provided in the Award Agreement or, in the absence of such provision, as the Committee may determine.

     (b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Dividend Equivalent Right; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.11 Participation by Employees of a Less-Than-80% Subsidiary. As a condition to the effectiveness of any grant to be made hereunder to a Participant who is an employee of a Less-Than-80% Subsidiary, regardless whether such Participant is also employed by the Company or another Subsidiary, the Committee may require the Less-Than-80% Subsidiary to agree to transfer to the Participant (as, if and when provided for under the Plan and any applicable agreement entered into between the Participant and the Less-Than-80% Subsidiary pursuant to the Plan) the shares of Stock that would otherwise be delivered by the Company upon receipt by the Less-Than-80% Subsidiary of any consideration then otherwise payable by the Participant to the Company. Any such grant may be evidenced by an agreement between the Participant and the Less-Than-80% Subsidiary, in lieu of the Company, on terms consistent with the Plan and approved by the Committee and the Less-Than-80% Subsidiary. All shares of Stock so delivered by or to a Less-Than-80% Subsidiary will be treated as if they had been delivered by or to the Company for purposes of Section 2.2 and all references to the Company in the Plan are deemed to refer to the Less-Than-80% Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

                                   ARTICLE IV

                             RESTRICTIONS ON STOCK

     4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Award Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each Award Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the Award Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the Award Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the Award Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the Award Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the Award Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or the Company, as applicable.

     4.2 Forfeiture of Shares. Notwithstanding any vesting schedule set forth in any Award Agreement, in the event that the Participant violates a non competition provision of the Award Agreement, all unexpired, unpaid forfeitable or deferred Awards made pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the Participant the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

                                   ARTICLE V

                               GENERAL PROVISIONS

     5.1 Withholding. The Company shall deduct from all cash payments made to a Participant or other person under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Award, the Company shall have the right to require the Participant or such other person to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Award. The Participant or such other person may pay the withholding tax in cash, or, if the Award Agreement provides, the Participant or such other person may also elect to reduce the number of shares of Stock he is to receive by, or with respect to an Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Award (a "Withholding Election"). The Participant or such other person may make a Withholding Election only if both of the following conditions are met:

     (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

     (b) Any Withholding Election made will be irrevocable; provided, however, the Committee may in its sole discretion approve and give no effect to the Withholding Election.

     5.2 Changes in Capitalization; Merger; Liquidation.

     (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Units, Phantom Stock, Stock Appreciation Rights and Restricted Stock; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of outstanding Options, Dividend Equivalent Rights, Performance Units, Phantom Stock, Deferred Stock and Stock Appreciation Rights and upon vesting or grant, as applicable, of Restricted Stock Awards; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which outstanding Dividend Equivalent Rights, Phantom Stock and Stock Appreciation Rights pertain may be proportionately adjusted as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that would otherwise result from any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

     (b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the kind of shares (including shares of another issuer) covered by an Award, the substitution of new Awards, the termination or adjustment of outstanding Awards, the acceleration of Awards or the removal of restrictions on outstanding Awards.

     (c) The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     (d) The Committee may on or after the date of grant provide in the Award Agreement that the Participant may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the Participant will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan.

     5.3 Foreign Employees. In order to facilitate the making of any grant or combination of grants under the Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     5.5 Right to Terminate Employment. Nothing in the Plan or in any Award shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's employment at any time.

     5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.7 Right of First Refusal. At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares of Stock that the Participant wishes to sell, with the price being the then Fair Market Value of the shares of Stock, subject to such other terms and conditions as the Committee shall specify at the time of grant.

     5.8 Reinvestment of Dividends. The reinvestment of dividends in additional Restricted Stock (or in other types of Awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 2.2 for such reinvestment (taking into account then outstanding Option Awards and other Awards granted under the Plan).

     5.9 Beneficiary Designation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     5.10 Proceeds and Expenses. The proceeds received by the Company from the sale of shares of Stock pursuant to the exercise of Stock Options shall be used for general corporate purposes. The Company shall bear any expenses associated with the administration of the Plan.

     5.11 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     5.12 Exclusion from Certain Restrictions. Notwithstanding anything in the Plan to the contrary, not more than 10% of the Maximum Plan Shares, adjusted in accordance with the proviso in the second sentence of Section 2.2(a), may be subject to awards pursuant to Article III:

     (a) in the case of grants of Restricted Stock, which do not meet the requirements of the last sentence of Section 3.4(b);

     (b) in the case of grants of Restricted Stock, as to which the Committee may accelerate or waive any restrictions imposed under Section 3.4(c);

     (c) in the case of grants of Deferred Stock, which do not meet the requirements of the last sentence of Section 3.5(c); or

     (d) in the case of grants of Performance Units, which do not meet the requirements of Section 3.6.

     5.13 Non-alienation of Benefits.  Other than as specifically provided in
Section 3.1(e), no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.14 Amendments and Other Matters.

     (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange or national quotation system upon which the Stock is traded or quoted will not be effective unless and until such approval has been obtained. Presentation of the Plan or any amendment thereof for shareholder approval may not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

     (b) The Committee shall not, without the further approval of stockholders of the Company, authorize the amendment of any outstanding Option to reduce the Exercise Price. Furthermore, no Option shall be canceled and replaced with grants having a lower Exercise Price without the further approval of stockholders of the Company.

     5.15 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within 12 months before or after the adoption of the Plan by the Board. If such approval is not obtained, any Award granted hereunder shall be void.

     5.16 Choice of Law. The laws of the State of Delaware shall govern the Plan, to the extent not preempted by federal law.

     5.17 Effective Date of Plan. The Plan shall become effective upon the date the Plan is approved by the stockholders of the Company.

                                                                       EXHIBIT B

                     ROADWAY EXPRESS NONEMPLOYEE DIRECTORS'
                     EQUITY AND DEFERRED COMPENSATION PLAN

     The Roadway Express Nonemployee Directors' Compensation Plan ("Plan") is effective as of April 1, 1998, subject to approval of shareholders at the 1998 annual meeting.

                                   ARTICLE I

                                  DEFINITIONS

     Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

          (a) "Account": A Deferred Fee Account and/or a Deferred Share Account, as the context may require.

          (b) "Accounting Date": December 31 of each year and the last day of each calendar quarter.

          (c) "Accounting Period": The period beginning on the date immediately following an Accounting Date and ending the next following Accounting Date.

          (d) "Administrator": The Compensation Committee of the Board or any successor committee designated by the Board.

          (e) "Beneficiary": The person or persons (natural or otherwise) designated pursuant to Section 6.6.

          (f) "Board": The Board of Directors of the Company.

          (g) "Chairman": The Chairman of the Board.

          (h) "Change of Control": The occurrence of any of the following events:

             (i) a filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company);

             (ii) the merger, consolidation or reorganization of the Company into or with another corporation or other legal person, if as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction by reason of their ownership of Voting Stock of the Company;

             (iii) the sale or transfer by the Company of all or substantially all of its assets to another company or other legal person, if as a result of such sale or transfer less than 50% of the combined voting power of the then-outstanding securities of such company immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer by reason of their ownership of Voting Stock of the Company;

             (iv) the adoption of any resolution of reorganization or dissolution of the Company by its shareholders;

             (v) the filing of a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
        Act) of securities representing 50% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock");

             (vi) the filing of a report or proxy statement by the Company with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction;

             (vii) if during any period of two consecutive years, individuals who at the beginning of such period constituted the directors of the Company cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors of the Company at the beginning of any such period; or

             (viii) the occurrence of any other event or series of events, which event or series of events, in the opinion of the Board, will, or is likely to, if carried out, result in a change in control of the Company; provided, however, a "Change in Control" will not be deemed to have occurred, either (i) solely because (A) the Company, (B) a subsidiary of the Company, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14-D1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 50% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, or (ii) solely because of a change in control of any subsidiary. Notwithstanding the foregoing provisions of Paragraphs
        (1)-(5) of this Subsection, if, prior to any event described in Paragraphs (1)-(5) of this Subsection instituted by any person not an officer or director of the Company, or prior to any disclosed proposal instituted by any person not an officer or director of the Company which could lead to any such event, management proposes any restructuring of the Company which ultimately leads to an event described in Paragraphs
        (1)-(5) of this Subsection pursuant to such management proposal, then a "Change in Control" will not be deemed to have occurred for purposes of the Plan. In any "Change in Control" is abandoned, the Board, may, by notice of the Directors, nullify the effect thereof.

          (i) "Code": The Internal Revenue Code of 1986, as amended.

          (j) "Company": Roadway Express, Inc. or any successor or successors thereto.

          (k) "Deferral Commitment": An agreement made by a Director in a Participation Agreement to have all or a specified portion of his or her Fees, Required Retainer Shares and/or Voluntary Shares deferred under the Plan for a specified period in the future.

          (l) "Deferral Period": The Plan Year for which a Director has elected to defer all or a portion of his or her Fees, Required Retainer Shares and/or Voluntary Shares.

          (m) "Deferred Fees": The Fees credited to a Director's Deferred Share Account pursuant to Article IV and payable to a Director pursuant to
     Article VI.

          (n) "Deferred Shares": The Required Retainer Shares and Voluntary Shares credited to a Director's Deferred Share Account pursuant to Articles IV and V and payable to a Director pursuant to Article VI.

          (o) "Deferred Share Account": The account maintained on the books of the Company for each Director pursuant to Article V.

          (p) "Director": An individual duly elected or chosen as a Director of the Company who is not also an employee of the Company or any of its subsidiaries.

          (q) "Fair Market Value": With respect to a Share, the last transaction price for a Share as quoted by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for a day specified herein for which such fair market value is to be calculated, or if there was no transaction price of Shares so quoted for such day, on the most recently preceding day on which there was such a so quoted transaction price.

          (r) "Fees": The portion of the Retainer and other Director compensation payable in cash.

          (s) "Participation Agreement": The agreement submitted by a Director to the Administrator in which a Director may specify an amount of Voluntary Shares, or may elect to defer receipt of all or any portion of his or her Fees, Required Retainer Shares and/or Voluntary Shares for a specified period in the future.

          (t) "Plan": The Plan set forth in this instrument as it may from time to time be amended.

          (u) "Plan Year": The 12-month period beginning January 1 and ending December 31.

          (v) "Retainer": The portion of a Director's annual compensation that is payable without regard to number of Board or committee meetings attended or committee positions.

          (w) "Required Retainer Shares": An amount, payable in Shares, constituting a portion of a Director's Retainer.

          (x) "Settlement Date": The date on which a Director terminates as a Director. Settlement Date shall also include with respect to any Deferral Period the date prior to the date of termination as a Director selected by a Director in a Participation Agreement for distribution of all or a portion of the Fees, Required Retainer Shares and Voluntary Shares deferred during such Deferral Period as provided in Section 6.3.

          (y) "Shares": The Company's fully paid, non-assessable common shares, par value $.01 per share. Shares may be shares of original issuance or treasury shares or a combination of the foregoing.

          (z) "Voluntary Shares": The meaning set forth in Section 3.1(a).

                                   ARTICLE II

                                    PURPOSE

     The purpose of this Plan is to provide Directors with opportunities to invest all or a portion of their cash compensation payable for services as a Director in Shares, and to defer receipt of any or all of their compensation payable for services as a Director in Shares or in cash.

                                  ARTICLE III

                                VOLUNTARY SHARES

     3.1 Voluntary Shares.

          (a) Voluntary Shares. Prior to the commencement of any calendar quarter, a Director may elect by the filing of a Participation Agreement with the Administrator to have up to 100% of his or her Fees for such quarter paid by the Company in the form of Voluntary Shares and in lieu of the cash payment. Such election, unless subsequently modified, shall apply to a Director's Fees for the remainder of the current Plan Year and each subsequent Plan Year. Any subsequent election shall be made in a modified Participation Agreement filed with the Administrator.

          (b) Issuance of Shares. Promptly following each Accounting Date, the Company shall issue to each Director who has made an election under Section 3.1(a) a number of Voluntary Shares equal to the portion of such Director's Fees that such Director has elected to receive as Voluntary Shares for such Accounting Period divided by the Fair Market Value on such Accounting Date (less, in each case, the portion of the Required Retainer Shares and Voluntary Shares the Director elected to defer under Section 4.3). To the extent that the application of the foregoing formula would result in the issuance of fractional Shares, no fractional Shares shall be issued, but instead, the Company shall maintain two separate non-interest-bearing accounts for each Director, which accounts shall be credited with the amount of any Required Retainer Shares or Voluntary Shares, as the case may be, not convertible into whole Shares, which amounts shall be combined with Required Retainer Shares and Voluntary Shares, respectively, which are paid for the next following Accounting Period. When whole Shares are issued by the Company to the Director for such Accounting Period, the amounts in such accounts shall be reduced by that amount which (when added to the Required Retainer Shares and Voluntary Shares for such Director for such quarter) results in the issuance of the maximum number of whole Shares to such Director. The Company shall pay any and all fees and commissions incurred in connection with the payment of Required Retainer Shares and Voluntary Shares to a Director in Shares.

                                   ARTICLE IV

        DEFERRAL OF FEES, REQUIRED RETAINER SHARES AND VOLUNTARY SHARES

     4.1 Deferral of Fees. A Director may elect to defer all or a specified percentage of his or her Fees, and may change such percentage by filing a Participation Agreement with the Administrator, which shall be effective as of the first day of the Plan Year which commences after the date such Participation Agreement is filed with the Administrator.

     4.2 Crediting of Deferred Fees. The portion of a Director's Fees that is deferred pursuant to a Deferral Commitment shall be credited as Deferred Shares promptly following each Accounting Date to the Director's Deferred Share Account as of the date the corresponding non- deferred portion of his or her Fees would have been paid to the Director. The number of Deferred Shares credited shall be determined by dividing the dollar value of such portion by the Fair Market Value on such crediting date.

     4.3 Deferral of Required Retainer Shares and Voluntary Shares. A Director may elect to defer all or a specified percentage of his or her Required Retainer Shares and his or her Voluntary Shares, and may change such percentage by filing a Participation Agreement with the Administrator, which shall be effective as of the first day of the Plan Year which commences after the date such Participation Agreement is filed with the Administrator.

     4.4 Crediting of Deferred Shares. The portion of a Directors Required Retainer Shares and Voluntary Shares that is deferred pursuant to a Deferral Commitment shall be credited promptly following each Accounting Date to the Director's Deferred Share Account as of the date the corresponding non-deferred portion of his or her Required Retainer Shares and Voluntary Shares would have been issued to the Director.

     4.5 Initial Year of Participation. (a) For 1998, in the event that any Director wishes, and (b) commencing in 1999, in the event that an individual first becomes a Director during a Plan Year wishes, to make a Deferral Commitment with respect to such Plan Year, a Participation Agreement must be filed with the Administrator no later than April 30, 1998, or 30 days following such individual's becoming a Director, respectively. Any Deferral Commitment made in such Participation Agreement shall be effective only with regard to Fees, Required Retainer Shares and Voluntary Shares earned following the date the Participation Agreement is filed with the Administrator. If a Director does not submit a Participation Agreement within such period of time, such Director will not be eligible to participate in the Plan except in accordance with Sections 4.1 and 4.3.

     4.6 Withholding Taxes. If the Company is required to withhold any taxes or other amounts from a Director's Deferred Fees or Deferred Shares pursuant to any state, Federal or local law, such amounts shall, to the extent possible, be deducted from the Director's Fees or Required Retainer Shares or Voluntary Shares before such amounts are credited as described in Sections 4.2 and 4.4. Any additional withholding amount required shall be paid by the Director to the Company as a condition of crediting his or her Accounts.

                                   ARTICLE V

                             DEFERRED SHARE ACCOUNT

     5.1 Determination of Deferred Share Account. On any particular date, a Director's Deferred Share Account shall consist of the aggregate number of Deferred Shares credited thereto pursuant to Sections 4.2 and 4.4, plus any dividend equivalents credited pursuant to Section 5.2, minus the aggregate amount of distributions, if any, made from such Deferred Share Account.

     5.2 Crediting of Dividend Equivalents. Each Deferred Share Account shall be credited as of the end of each Accounting Period with additional Deferred Shares equal in value to the amount of cash dividends paid by the Company during such Accounting Period on that number of Shares equivalent to the number of Deferred Shares in such Deferred Share Account during such Accounting Period. The dividend equivalents shall be valued by dividing the dollar value of such dividend equivalents by the Fair Market Value on the dividend payment date. Until a Director or his or her Beneficiary receives his or her entire Deferred Share Account, the unpaid balance thereof credited in Deferred Shares shall be credited with dividend equivalents as provided in this Section 5.2.

     5.3 Adjustments to Deferred Share Accounts. Each Director's Deferred Share Account shall be immediately debited with the amount of any distributions under the Plan to or on behalf of the Director or, in the event of his or her death, his or her Beneficiary.

     5.4 Statements of Deferred Share Accounts. As soon as practicable after the end of each Plan Year, a statement shall be furnished to each Director or, in the event of his or her death, to his or her Beneficiary showing the status of his or her Deferred Share Account as of the end of the Accounting Period, any changes in such Account since the end of the immediately preceding Accounting Period, and such other information as the Administrator shall determine.

     5.5 Vesting of Deferred Share Account. A Director shall be 100% vested in his or her Deferred Share Account at all times.

                                   ARTICLE VI

                            DISTRIBUTION OF BENEFITS

     6.1 Settlement Date. A Director, or in the event of such Director's death, his or her Beneficiary shall be entitled to all or a portion of the balance in such Director's Deferred Share Account, as provided in this Article VI, following such Director's Settlement Date or Dates.

     6.2 Amount to be Distributed. The amount to which a Director, or in the event of such Director's death, his or her Beneficiary is entitled in accordance with the following provisions of this Article VI shall be based on the Director's adjusted balance in his or her Deferred Share Account determined as of the Accounting Date coincident with or next following his or her Settlement Date or Dates.

     6.3 In-Service Distribution. A Director may irrevocably elect to receive a pre-termination distribution of all or any specified percentage of his or her Deferred Fees or Deferred Shares for any Plan Year on or commencing not earlier than the beginning of the third Plan Year following the Plan Year such Fees and Shares otherwise would have been payable. A Director's election of a pre-termination distribution shall be made in a Participation Agreement filed for the Plan Year as provided in Section 4.1 or Section 4.3. A Director shall elect irrevocably to receive such Deferred Fees and/or Deferred Shares as a pre-termination distribution under one of the forms provided in Section 6.4.

     6.4 Form of Distribution -- Deferred Shares. As soon as practicable after the end of the Accounting Period in which a Director's Settlement Date occurs, but in no event later than 30 days following the end of such Accounting Period, the Company shall distribute or cause to be distributed, to the Director a number of Shares equal to the number of Deferred Shares in the Director's Deferred Share Account as determined under Section 6.2, under one of the forms provided in this Section 6.4. Notwithstanding the foregoing, if elected by the Director, the distribution of all or a portion of the Director's Deferred Share Account may be made or may commence at the beginning of the Plan Year next following his or her Settlement Date. In the event of a Director's death, the number of Shares equal to the number of Deferred Shares in his or her Deferred Share Account shall be distributed to his or her Beneficiary in a single distribution or in installments, as elected by the Director.

     Distribution of a Director's Deferred Share Account shall be made in one of the following forms as elected by the Director:

          (a) by payment in Shares or cash in a single distribution;

          (b) by payment in Shares or cash in not greater than ten annual installments; or

          (c) a combination of (a) and (b) above. The Director shall designate the percentage payable under each option.

The Director's election of the form of distribution shall be made by written notice filed with the Administrator at least one year prior to the Director's voluntary retirement as a Director. Any such election may be changed by the Director at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one year prior to the Director's voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Director's prior election.

     The number of Shares to be distributed in each installment shall be equal to the quotient obtained by dividing the number of Deferred Shares in the Director's Deferred Share Account as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Director at the time of calculation. Fractional Shares shall be rounded down to the nearest whole Share, and such fractional amount shall be re-credited as a fractional Deferred Share in the Director's Deferred Share Account.

     If a Director elects payment in a single distribution in cash, the amount of the payout shall be equal to the Fair Market Value of the Deferred Shares in the Director's Deferred Share Account on the Settlement Date. If such Director elects payout in installments in cash, an amount equal to the Fair Market Value of the Deferred Shares in the Director's Deferred Share Account on the Settlement Date shall be transferred to the Director's Deferred Fee Account pending distribution.

     If a Director fails to make an election in a timely manner as provided in this Section 6.4, distribution of the Director's Deferred Share Account shall be made in Shares in a single distribution.

     6.5 Special Distributions.  Notwithstanding any other provision of this
Article VI, a Director may elect to receive a distribution of part or all of his or her Deferred Share Account in one or more distributions if (and only if) the number of the Shares in the Director's Deferred Share Account subject to such distribution is reduced by 10%. Any distribution made pursuant to such an election shall be made within 60 days of the date such election is submitted to the Administrator. The remaining 10% of the portion of the electing Director's Deferred Share Account subject to such distribution shall be forfeited.

     6.6 Beneficiary Designation. As used in the Plan the term "Beneficiary" means:

          (a) The person last designated as Beneficiary by the Director in writing on a form prescribed by the Administrator;

          (b) If there is no designated Beneficiary or if the person so designated shall not survive the Director, such Director's spouse; or

          (c) If no such designated Beneficiary and no such spouse is living upon the death of a Director, or if all such persons die prior to the distribution of the Director's balance in his or her Deferred Share Account, then the legal representative of the last survivor of the Director and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor shall be the Beneficiaries to whom the then remaining balance of such Accounts shall be distributed (in the proportions in which they would inherit his or her intestate personal property).

Any Beneficiary designation may be changed from time to time by the filing of a new form. No notice given under this Section 6.6 shall be effective unless and until the Administrator actually receives such notice.

     6.7 Facility of Payment. Whenever and as often as any Director or his or her Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his or her own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him or her; (ii) to his or her legal guardian or conservator; or (iii) to his or her spouse or to any other person, to be expended for his or her benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

                                  ARTICLE VII

                   ADMINISTRATION, AMENDMENT AND TERMINATION

     7.1 Administration. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ, appoint or delegate to an agent or agents (who may be an officer or officers of the Company) and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Company. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his or her own Deferred Share Account. All decisions and determinations by the Administrator shall be final and binding on all parties. No member of the Administrator shall be liable for any such action taken or determination made in good faith. All decisions of the Administrator shall be made by the vote of the majority, including actions and writing taken without a meeting. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

     7.2 Amendment and Termination. The Board may alter or amend this Plan from time to time or may terminate it in its entirety; provided, however, that no such action shall, without the consent of a Director, affect the rights in any Shares issued or to be issued to such Director, in any Deferred Shares in a Director's Deferred Share Account or in any amounts in a Director's Deferred Fee Account; and further provided, that, any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange or national quotation system upon which the Shares are traded or quoted will not be effective unless and until such approval has been obtained.

                                  ARTICLE VIII

                             FINANCING OF BENEFITS

     8.1 Financing of Benefits. The Shares and benefits payable in cash under the Plan to a Director or, in the event of his or her death, to his or her Beneficiary shall be paid by the Company from its general assets. The right to receive payment of the Shares and benefits payable in cash represents an unfunded, unsecured obligation of the Company. No person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be responsible for such payment.

     8.2 Security for Benefits. Notwithstanding the provisions of Section 8.1, nothing in this Plan shall preclude the Company from setting aside Shares or funds in trust ("Trust") pursuant to one or more trust agreements between a trustee and the Company. However, no Director or Beneficiary shall have any secured interest or claim in any assets or property of the Company or the Trust and all Shares or funds contained in the Trust shall remain subject to the claims of the Company's general creditors.

                                   ARTICLE IX

                             SHARES SUBJECT TO PLAN

     9.1 Shares Subject to Plan. Subject to adjustment as provided in this Plan, the total number of Shares which may be issued under this Plan shall be 100,000; provided however, that such Shares (i) may be supplemented by Shares authorized but not granted under the following Company plans: Management Incentive Stock Plan, 1996 Employee Stock Purchase Plan, Equity Ownership Plan and Nonemployee Directors' Stock Option Plan ("stock related plans") and (ii) shall be reduced by any shares authorized under this Plan designated to be used to grant awards under any other stock related plan in excess of the shares authorized under such other plan.

     9.2 Adjustments. In the event of any change in the outstanding Shares by reason of (a) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company,
(b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, the number and kind of shares specified in Article III, the number or kind of Shares that may be issued under the Plan as specified in Article IX and the number of Deferred Shares in a Director's Deferred Share Account shall automatically be adjusted so that the proportionate interest of the Directors shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes with respect to the Plan.

                                   ARTICLE X.

                               GENERAL PROVISIONS

     10.1 Interests Not Transferable; Restrictions on Shares and Rights to Shares. No rights to Shares or other benefits payable in cash shall be assigned, pledged, hypothecated or otherwise transferred by a Director or any other person, voluntarily or involuntarily, other than (i) by will or the laws of descent and distribution, or (ii) pursuant to a domestic relations order meeting the definition of a qualified domestic relations order under the Code. No person shall have any right to commute, encumber, pledge or dispose of any other interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

     10.2 Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

     10.3 Withholding Taxes. To the extent that the Company is required to withhold Federal, state or local taxes in connection with any component of a Director's compensation in cash or Shares, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of any Shares that the Director make arrangements satisfactory to the Company for the payment of the balance of such taxes required to be withheld, which arrangement may include relinquishment of the Shares. The Company and a Director may also make similar arrangements with respect to payment of any other taxes derived from or related to the payment of Shares with the respect to which withholding is not required.

     10.4 Miscellaneous. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the singular shall also include within its meaning the plural, and vice versa.

                                                                       EXHIBIT C

                          ROADWAY EXPRESS NONEMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN

     The Roadway Express Nonemployee Directors' Stock Option Plan (the "Plan") is effective as of April 1, 1998, subject to approval of shareholders at the 1998 annual meeting.

                                   ARTICLE I

                                  DEFINITIONS

     Whenever the following terms are used in the Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

          (a) "Administrator": The Compensation Committee of the Board or any successor committee designated by the Board.

          (b) "Board": The Board of Directors of the Company.

          (c) "Change in Control": The occurrence of any of the following events:

             (1) a filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company);

             (2) the merger, consolidation or reorganization of the Company into or with another corporation or other legal person, if as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction by reason of their ownership of Voting Stock of the Company;

             (3) the sale or transfer by the Company of all or substantially all of its assets to another company or other legal person, if as a result of such sale or transfer less than 50% of the combined voting power of the then-outstanding securities of such company immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer by reason of their ownership of Voting Stock of the Company;

             (4) the adoption of any resolution of reorganization or dissolution of the Company by its shareholders;

             (5) the filing of a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
        Act) of securities representing 50% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock");

             (6) the filing of a report or proxy statement by the Company with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction;

             (7) if during any period of two consecutive years, individuals who at the beginning of such period constituted the directors of the Company cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors of the Company at the beginning of any such period; or

             (8) the occurrence of any other event or series of events, which event or series of events, in the opinion of the Board, will, or is likely to, if carried out, result in a change in control of the Company;

        provided, however, a "Change in Control" will not be deemed to have occurred, either (i) solely because (A) the Company, (B) a subsidiary of the Company, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 50% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, or (ii) solely because of a change in control of any subsidiary. Notwithstanding the foregoing provisions of Paragraphs
        (1)-(5) of this Subsection, if, prior to any event described in Paragraphs (1)-(5) of this Subsection instituted by any person not an officer or director of the Company, or prior to any disclosed proposal instituted by any person not an officer or director of the Company which could lead to any such event, management proposes any restructuring of the Company which ultimately leads to an event described in Paragraphs
        (1)-(5) of this Subsection pursuant to such management proposal, then a "Change in Control" will not be deemed to have occurred for purposes of the Plan. If any "Change in Control" is abandoned, the Board, may, by notice to the Directors, nullify the effect thereof.

          (d) "Code": The Internal Revenue Code of 1986, as amended.

          (e) "Company": Roadway Express, Inc. or any successor or successors thereto.

          (f) "Director": An individual duly elected or chosen as a Director of the Company who is not also an employee of the Company or any of its subsidiaries.

          (g) "Fair Market Value": With respect to a Share, the last transaction price per Share as quoted by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for a day specified herein for which such fair market value is to be calculated, or if there was no transaction price of Shares so quoted for such day, on the most recently preceding day on which there was such a so quoted transaction price.

          (h) "Option": An option to purchase Shares granted pursuant to Section 4.1.

          (i) "Participation Agreement": The agreement submitted by a Director to the Administrator in which a Director may specify his election to invest all or a portion of his Retainer in Options.

          (j) "Plan": The Plan set forth in this instrument as it may from time to time be amended.

          (k) "Plan Year": The 12-month period beginning January 1 and ending December 31; provided, however, that the first Plan Year shall begin on April 1, 1998.

          (l) "Retainer": The portion of a Director's annual compensation that is payable in cash or Shares without regard to number of Board or committee meetings attended or committee positions.

          (m) "Shares": The Company's fully paid, non-assessable common stock, par value $.01 per share. Shares may be shares of original issuance or treasury shares or a combination of the foregoing.

          (n) "Valuation Date": March 31, 1998 for the first Plan Year and the preceding December 31 for each succeeding Plan Year.

                                   ARTICLE II

                                    PURPOSE

     The purpose of the Plan is to provide Directors with opportunities to invest amounts of their Retainer in Options in order to further align the interests of Directors with the shareholders of the Company and thereby promote the long-term success and growth of the Company.

                                  ARTICLE III

                            ELECTION TO PARTICIPATE

     3.1. Eligibility. All individuals who are Directors as of the first day of a Plan Year may participate in the Plan for such Plan Year. A Director may elect to participate for any Plan Year in accordance with Section 3.2. A

Director's entitlement to participate as to future investments shall cease with respect to the Plan Year following the Plan Year in which he ceases to be a Director.

     3.2. Election to Participate. A Director who desires to participate in the Plan with respect to the Retainer payable for a Plan Year must complete and deliver a Participation Agreement to the Administrator before the first day of the Plan Year for which such Retainer would otherwise be paid. A Participation Agreement that is timely delivered shall be effective for the succeeding Plan Year and in addition, except as otherwise specified by a Director in his Participation Agreement, shall continue to be effective from Plan Year to Plan Year until revoked or modified by written notice to the Administrator or until terminated automatically upon the termination of the Plan. In order to be effective to revoke or modify a Participation Agreement with respect to the Retainer for a Plan Year, a revocation or modification must be delivered prior to the first day of the Plan Year for which such Retainer is payable.

     3.3. Amount of Participation. A Director shall designate on the Participation Agreement the dollar amount or number of Shares of his Retainer that he has elected to invest in Options under the Plan.

     3.4. Minimum Level of Participation For Investment in Options. A Director shall be permitted to invest in Options under the Plan only if for the Plan Year involved the total amount of the Retainer for the Director that is invested in Options for the Plan Year equals at least 25% of the amount of the Retainer of the Director for such Plan Year.

                                   ARTICLE IV

                                    OPTIONS

     4.1. Grant of Options. To the extent a Director elects to invest all or a portion of his Retainer for a Plan Year in Options, an Option shall be granted on the first day of such Plan Year for that number of Shares equal to 100% (or for Plan Years beginning on or after January 1, 1999, an amount not in excess of 120%, as determined by the Board at its last meeting before the beginning of each Plan Year) of the amount of the Retainer invested divided by the value of an Option for one Share on the Valuation Date. For this purpose, the value of an Option shall be determined by the Black-Scholes option pricing model, as applied by the Administrator, and the amount of the Retainer invested represented by Shares shall be valued at their Fair Market Value on the Valuation Date. To the extent that the application of the foregoing formula would result in an Option covering a fractional Share, the number of Shares covered by the Option shall be rounded up.

     4.2. Written Agreement. Each grant of Options shall be evidenced by a written agreement in such form as approved by the Administrator and shall be subject to the additional terms and conditions set forth in this Article.

     4.3. Exercisability of Options. Subject to the expiration or earlier termination of the Option, 100% of the Option shall become exercisable on the first anniversary of the date of grant.

     4.4. Term. An Option shall expire ten years from the date the Option is granted and shall be subject to earlier termination as hereinafter provided. Once an Option becomes exercisable, it may thereafter be exercised, wholly or in part, at any time prior to its expiration or termination. In the event of the Director's termination from service on the Board, other than as provided in
Section 4.5, an outstanding Option may be exercised only to the extent it was exercisable on the date of such termination and shall expire two years after such termination, or on its stated expiration date, whichever occurs first. Notwithstanding the above, in the event of a termination for cause as determined by the Administrator, all unexercised Options shall be forfeited.

     4.5. Early Vesting. Upon the occurrence of any of the following events, the Option shall become immediately and fully exercisable: the death of the Director, the disability of the Director, or a Change in Control. The Option shall expire two years after such event, or on its stated expiration date, whichever occurs first.

     4.6. Exercise Price. The exercise price of an Option granted to a Director shall be equal to the Fair Market Value per Share on the date of grant.

     4.7. Payment. An Option may be exercised by a Director only upon payment to the Company in full of the exercise price of the Option corresponding to the portion of the Option to be exercised. Such payment shall be made in cash or in Shares previously owned by the Director for more than six months, or in a combination of cash and such Shares. The requirement of payment in cash will be deemed satisfied if the Optionee has made arrangements satisfactory to the Company with a bank or broker that is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate price of the Option and pursuant to which the bank or broker undertakes to deliver the aggregate price of the Option to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

     4.8. Transferability.

          (a) The Option shall be neither transferable nor assignable by the Director other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Director, only by the Director, or in the event of his legal incapacity, by his guardian or legal representative acting on behalf of the Director in a fiduciary capacity under state law and court supervision.

          (b) Notwithstanding the provisions of Subsection (a) of this Section, the Administrator may, in its sole discretion, authorize all or a portion of the rights to be granted to a Director in an Option to be on terms which permit transfer by such Director to (i) the spouse, children or grandchildren of the Director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) other persons or entities, provided that (A) the agreement pursuant to which such rights are transferred must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with Subsection (a) of this Section, and (B) subsequent transfers of transferred rights shall be prohibited except those in accordance with Subsection (a) of this Section. Following transfer, any such rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Article IV, the term "Director" shall be deemed to refer to the transferee. The events of termination set forth in this Article IV shall continue to be applied with respect to the Director, following which the rights shall be exercisable by the transferee only to the extent, and for the period specified in the agreement pursuant to which such rights are granted.

     4.9 Approval of Shareholders. The effectiveness of the Plan is conditioned on its approval by an affirmative vote of the holders of Shares represented at a meeting duly held in accordance with Delaware law. All grants under the Plan shall be null and void if the Plan is not approved by such shareholders.

                                   ARTICLE V

                   ADMINISTRATION, AMENDMENT AND TERMINATION

     5.1. Administration. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ, appoint or delegate to an agent or agents (who may be an officer or officers of the Company) and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Company. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own Retainer. All decisions and determinations by the Administrator shall be final and binding on all parties. No member of the Administrator shall be liable for any such action taken or determination made in good faith. All decisions of the Administrator shall be made by the vote of the majority, including actions and writing taken without a meeting. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

     5.2. Amendment and Termination. The Board may alter or amend the Plan from time to time or may terminate it in its entirety; provided, however, that no such action, except for an acceleration of benefits, shall, without the consent of a Director, impair the rights in any Shares issued or to be issued to such Director, as a result of a grant of Options under the Plan; and further provided, that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange or system upon which the Shares are traded or quoted shall not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of the Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.

     5.3. Amendment of Options. The Administrator shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option to reduce the exercise price of the Option. Furthermore, no Option shall be canceled and replaced with awards having a lower exercise price without further approval of the shareholders of the Company. This Section is intended to prohibit the repricing of "underwater" Options and shall not be construed to prohibit the adjustments provided for in Section 6.2 of the Plan.

                                   ARTICLE VI

                             SHARES SUBJECT TO PLAN

     6.1. Shares Subject to Plan. Subject to adjustment as provided in the Plan, the total number of Shares which may be issued under the Plan shall be 100,000; provided however, that such Shares (i) may be supplemented by Shares authorized but not granted under the following Company plans: Management Incentive Stock Plan, 1996 Employee Stock Purchase Plan, Equity Ownership Plan and Nonemployee Directors' Equity and Deferred Compensation Plan ("stock related plans") and (ii) shall be reduced by any shares authorized under this Plan designated to be used to grant awards under any other stock related plan in excess of the shares authorized under such other plan.

     6.2. Adjustments. The Administrator may make or provide for such adjustments in the (a) number of Shares covered by outstanding Options granted or awarded hereunder, (b) prices per share applicable to such Options, and (c) kind of shares covered thereby, as the Administrator in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Directors that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation of the Company or other distribution of assets, issuance of rights or warrants to purchase securities of the Company, or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Administrator may provide in substitution for any or all outstanding grants or awards under the Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Administrator may on or after the date of grant provide in the agreement evidencing any grant or award under the Plan that the holder of the grant or award may elect to receive an equivalent grant or award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Administrator may provide that the holder will automatically be entitled to receive such an equivalent grant or award. The Administrator may also make or provide for such adjustments in the number of shares specified in Section 6.1 of the Plan as the Administrator in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section. This Section shall not be construed to permit the re-pricing of any Options in the absence of any of the circumstances described above in contravention of Section 5.3 of the Plan.

                                  ARTICLE VII

                               GENERAL PROVISIONS

     7.1. Governing Law. The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

     7.2. Miscellaneous. Headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions thereof. The masculine gender, where appearing in the Plan, includes the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary.

                                                                       EXHIBIT D

                             ROADWAY EXPRESS, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

     This 1996 Employee Stock Purchase Plan (the "Plan") is intended to advance the interests of Roadway Express, Inc. (the "Company") and its stockholders by strengthening the Company's ability to attract and retain employees who have the training, experience and ability to enhance the profitability of the Company and to reward employees of the Company and its subsidiaries upon whose judgment, initiative and effort the successful conduct and development of their business largely depend. It is further intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

SECTION 2. ADMINISTRATION

     The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee of not less than two members of the Board of Directors appointed by the Board of Directors (the "Committee"). The majority of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

     The interpretation and construction by the Committee of any provision of the Plan or of any option granted under it shall be final. The Committee may establish any policies or procedures which in the discretion of the Committee are relevant to the operation and administration of the Plan and may adopt rules for the administration of the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

SECTION 3. ELIGIBILITY

     All employees (as defined below) of the Company or of any subsidiary (as defined below) of the Company who are not executive officers (as defined below) and who have been employed by the Company or by a subsidiary of the Company for 6 months or more on the date of any grant of options pursuant to the Plan shall be offered options under the Plan to purchase the Company's common stock, $.01 par value per share ("Common Stock"), except that no employee shall be granted an option under the Plan if, immediately after the option was granted, such employee would own stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. For purposes of this paragraph, stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code, and stock which the employee may purchase under outstanding options shall be treated as owned by the employee.

     For purposes of the Plan, the term "employee" shall not include an employee whose customary employment is less than 20 hours per week. For purposes of the Plan, the term "subsidiary" shall mean any corporation that the Company controls, through one or more intermediaries, by ownership of 50 percent or more of such corporation's outstanding voting securities, and the term "executive officer" shall mean any employee who is subject to the requirements of Section 16(a) of the Securities Exchange Act of 1934.

SECTION 4. STOCK

     The stock subject to the options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be purchased under the Plan shall not exceed 800,000 shares of Common Stock; provided, however, that such shares (1) may be supplemented by shares of Stock authorized but not granted under the following Company plans:
Management Incentive Stock Plan, Equity Ownership Plan, Nonemployee Directors' Stock Option Plan and Nonemployee Directors' Equity and Deferred Compensation Plan ("stock related plans") and (2) shall be reduced by any shares authorized under this Plan designated to be used to grant awards under any other stock related plan in excess of the shares authorized under such other plan. In the event that the number of shares subject to options to be granted pursuant to any offering under the Plan exceeds the number of shares available to be purchased under the Plan, the shares available to be purchased shall be allocated on a pro rata basis among the options to be granted.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, provided that all employees granted such options shall have the same rights and privileges (except as otherwise provided in subparagraphs (a) and (e) below), and provided further that such options shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. Each option granted hereunder shall state the number of shares to which it pertains, which number shall be determined, prior to the date of granting of such option, with respect to the employee to whom such option is offered, in accordance with uniform policies and procedures established by the Committee; provided, however, that the number of shares to which any option may pertain shall not exceed a maximum number to be computed in accordance with the following formula:

        Each eligible employee shall be granted an option to purchase up to the number of shares, 85 percent of the fair market value of which on the date of grant of the option is equal to 10 percent of the basic compensation (as hereinafter defined) earned by the employee. If the number of shares computed in accordance with the foregoing includes a fraction, such number shall be rounded down to the next whole number. For purposes of this paragraph, the term "basic compensation" is the yearly cash compensation of the employee (assuming equal payments over a 12- month period) excluding, without limitation, any bonuses or awards under the Company's management incentive program, but including any quotas set in connection with any sales incentive compensation plan, to be determined as of the pay period immediately preceding a date 30 days prior to the date of grant of such option.

        Notwithstanding the above, the Committee shall, in its discretion, have the authority to exclude, with respect to all employees, any other form of compensation from the definition of "basic compensation," provided such exclusion shall comply with Section 423(b)(5) of the Code. In addition, the Committee shall, in determining the number of shares subject to an option, have the authority, prior to the date of grant of such option, to adjust the percentage to a percentage from 1 percent to 10 percent, both inclusive. Further, the Committee may, in its discretion, prior to any offering pursuant to the Plan, set a maximum aggregate number of shares (subject to Section 4 of the Plan) which may be purchased under options granted pursuant to the offering. In the event employees elect to withhold funds from their compensation and/or to reinvest dividends sufficient to purchase shares in excess of such maximum number, the number of shares purchased by employees under each such option shall be reduced on a pro rata basis.

          (b) Option Price. Each option shall state the option price, which shall be determined by the Committee; provided, however, that such option price shall not be an amount less than the lesser of 85 percent of the fair market value of the shares of Common Stock on the date of the granting of the option or 85 percent of the fair market value of such stock on the exercise date (as defined in Section 5(d) of the Plan). During such time as the Common Stock is quoted as a National Market Issue on the National Association of Securities Dealers Automated National Market Quotation System, the fair market value per share shall be the closing price of the Common Stock as quoted by NASDAQ on the last trading day before the day the option is exercised. Subject to the foregoing, the Committee shall have full authority and discretion in fixing the option price.

          (c) Medium and Time of Payment. The option price shall be payable in full in United States dollars, pursuant to uniform policies and procedures established by the Committee, not later than the exercise date (as defined in Section 5(d) of the Plan) of such option. The funds required for such payment shall be derived from (i) dividends paid on any shares under the Plan which the employee has elected to use for the payment and (ii) regular withholding from an employee's compensation in approximately equal installments over the term of the option or such other period as may be approved by the Committee. Any such dividends to be used for payment or funds withheld from an employee's compensation in excess of the actual option price shall be refunded to the employee. No interest shall accrue on the employee funds held by the Company. An employee shall have the right at any time to terminate the use of dividends for payment or to terminate the withholding from his compensation of amounts to be paid toward the option price, or to decrease the amount so withheld, by submitting a written request to the Company. An employee shall have the right to cancel his option in whole or in part and to obtain a refund of dividend amounts or amounts withheld from his compensation by the Company by submitting a written request to the Company which must be received by the Company prior to the exercise date. Such withheld amounts shall thereafter be paid to the employee within a reasonable period of time. No interest shall accrue on such amounts.

          (d) Term of Option. The date on which the Common Stock to which an option pertains is to be purchased by the optionee (the "exercise date") shall be the last day of the term of the option, except as otherwise provided in the Plan. The Committee shall, in its discretion, establish the term of each option granted hereunder, except that in no event shall any term be in excess of 1 year or be less than 1 month from the date of grant, and except that all options granted to employees pursuant to any offering under the Plan must be for the same term. Except to the extent an option has been canceled by the optionee prior to the exercise date, it shall be deemed automatically exercised on the exercise date to the extent of payments received from the optionee.

          (e) Accrual Limitation. No option shall permit the rights of an optionee to purchase stock under all "employee stock purchase plans" (as defined in the Code) of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purposes of this Section 5(e)-(i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year and (iii) a right to purchase stock which has accrued under an option granted pursuant to the Plan may not be carried over to any other option.

          (f) Termination of Employment. In the event that an optionee shall cease to be employed by the Company or any subsidiary of the Company for any reason (including death) before the exercise date such optionee's right to have his option exercised shall be terminated. Any dividends to be used for payment or amounts withheld from the optionee's compensation for purposes of the Plan which remain in an employee's account shall be refunded. No interest shall accrue on such amount.

          (g) Transfer of Option. No option shall be transferrable by an optionee.

          (h) Adjustments. The Committee may make or provide for such adjustments in the option price and in the number or kind of shares of the Common Stock or other securities covered by outstanding options as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced, except that in no event shall the Committee substitute such alternative consideration that would disqualify this Plan as an "employee stock purchase plan" within the meaning of
     Section 423 of the Code. The Committee may also make or provide for such adjustments in the number or kind of shares of the Common Stock or other securities which may be sold under the Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in clause (a) of the preceding sentence.

          The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

          (i) Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to any Common Stock covered by his option until the exercise date following payment in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such exercise, except as provided in Section 5(h) of the Plan.

          (j) Nondistribution Purpose. Unless the Common Stock subject to options under the Plan is registered under the Securities Act of 1933, as amended (the "Securities Act"), each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall not be made with a view to resale or distribution or any participation therein. Resales of such stock without registration under the Securities Act may not be made unless, in the opinion of counsel for the Company, such resale is permissible under the Securities Act and any other applicable law, regulation or rule of any governmental agency.

          (k) Fractional Shares. An employee's option may be exercised to purchase fractional shares of Common Stock under the Plan. The Company, however, shall have the right to pay cash in lieu of any fractional shares of Common Stock to be distributed from an employee's account under the Plan.

          (l) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee may deem advisable, provided that no such provisions may in any way be in conflict with the terms of the Plan.

SECTION 6. TERM OF PLAN

     Options granted pursuant to the Plan shall be granted within a period of 10 years from the date the Plan is adopted by the Board of Directors.

SECTION 7. AMENDMENT OR TERMINATION OF THE PLAN

     The Plan may be amended from time to time by the Board of Directors of the Company, but without further approval of the stockholders, no such amendment shall increase the aggregate number of shares of Common Stock that may be issued and sold under the Plan (except that adjustments authorized by the last sentence of the first paragraph of Section 5(h) of the Plan shall not be limited by this provision) or change the designation of Section 3 of the class of employees eligible to receive options. Furthermore, the Plan may not, without further approval of the stockholders, be amended in any manner that would cause options issued under it to fail to meet the requirements applicable to "employee stock purchase plans" as defined in Section 423 of the Code. The Plan may be terminated at any time by the Board of Directors of the Company, subject to the rights of outstanding optionees.

SECTION 8. APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan shall be used for general corporate purposes.

SECTION 9. APPROVAL OF STOCKHOLDERS

     The Plan shall not take effect until adopted by the unanimous written consent of the holders of all of the shares of Common Stock, or the affirmative vote of the holders of a majority of the shares of Common Stock actually voting on the Plan in person or by proxy at a meeting at which a quorum representing a majority of the outstanding Common Stock is present in person or by proxy, which approval must occur within the period of 12 months before and 12 months after the date the Plan is adopted by the Board of Directors.

                                                    ROADWAY EXPRESS, INC.
                            PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

[                                                                                                                                  ]

                                         FOR   WITHHELD   FOR ALL
                                         ALL      ALL     EXCEPT                                             FOR   AGAINST   ABSTAIN
1. Election of Directors                 / /     / /       / /   2. Approval of the Equity Ownership Plan.    / /    / /      / /
   Director Nominees:                                               DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 2.
   ------------------
   Frank P. Doyle, Dale F. Frey, Phillip J. Meek,                3. Approval of the Nonemployee Directors'    / /    / /      / /
   Robert E. Mercer, Carl W. Schafer, Sarah Roush                   Equity and Deferred Compensation Plan.
   Werner and Michael W. Wickham                                    DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 3.

   Nominee Exception

   ----------------------------------------------



                                                                 4. Approval of the Nonemployee Directors'    / /    / /      / /
                                                                    Stock Option Plan.
                                                                    DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 4.

                                                                 5. Approval of the amendment to the 1996     / /    / /      / /
                                                                    Employee Stock Purchase Plan.
                                                                    DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 5.

                                                                 6. Ratification of Ernst & Young LLP as      / /    / /      / /
                                                                    independent auditors.
                                                                    DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 6.


                                                                                                              YES

                                                                                 CONFIDENTIAL VOTE REQUESTED  / /

Date:
----------------------------------- , 1998

Signature(s)-----------------------------------------------------

Signature(s)-----------------------------------------------------
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

 ...................................................................................................................................
                                     /\           FOLD AND DETACH HERE             /\

                    PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE


PROXY                                                                      PROXY

                             ROADWAY EXPRESS, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
     THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 25, 1998.

The undersigned hereby appoints R. E. Mercer, M. W. Wickham and J. D. Cunningham, or any of them or their substitutes, as Proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote all the shares of common stock of Roadway Express, Inc. held of record by the undersigned at the close of business on February 10, 1998, at the Annual Meeting of Stockholders to be held at the Sheraton Suites Hotel, located at 1989 Front Street, Cuyahoga Falls, Ohio, on Wednesday, March 25, 1998, at 9:00 a.m., and at any adjournments or postponements thereof, in their discretion, the Proxies are authorized to vote in accordance with their judgment upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election as directors of the nominees listed; FOR the approval of the Equity Ownership Plan; FOR the approval of the Nonemployee Directors' Equity and Deferred Compensation Plan; FOR the approval of the Nonemployee Directors' Stock Option Plan; FOR the approval of the amendment to the 1996 Employee Stock Purchase Plan; and FOR the ratification of the independent auditors of the Company for 1998.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.









 ..............................................................................
                 /\           FOLD AND DETACH HERE             /\

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                                                    ROADWAY EXPRESS, INC.
                            PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

[                                                                                                                                  ]

                                         FOR   WITHHELD   FOR ALL
                                         ALL      ALL     EXCEPT                                             FOR   AGAINST   ABSTAIN
1. Election of Directors                 / /     / /       / /   2. Approval of the Equity Ownership Plan.    / /    / /      / /
   Director Nominees:                                               DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 2.
   ------------------
   Frank P. Doyle, Dale F. Frey, Phillip J. Meek,                3. Approval of the Nonemployee Directors'    / /    / /      / /
   Robert E. Mercer, Carl W. Schafer, Sarah Roush                   Equity and Deferred Compensation Plan.
   Werner and Michael W. Wickham                                    DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 3.

   Nominee Exception

   ----------------------------------------------



                                                                 4. Approval of the Nonemployee Directors'    / /    / /      / /
                                                                    Stock Option Plan.
                                                                    DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 4.

                                                                 5. Approval of the amendment to the 1996     / /    / /      / /
                                                                    Employee Stock Purchase Plan.
                                                                    DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 5.

                                                                 6. Ratification of Ernst & Young LLP as      / /    / /      / /
                                                                    independent auditors.
                                                                    DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 6.


                                                                                                              YES

                                                                                 CONFIDENTIAL VOTE REQUESTED  / /

Date:
----------------------------------- , 1998

Signature(s)-----------------------------------------------------

Signature(s)-----------------------------------------------------
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

 ...................................................................................................................................
                                     /\           FOLD AND DETACH HERE             /\

                    PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE


PROXY                                                                      PROXY

                             ROADWAY EXPRESS, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
     THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 25, 1998.

To Key Trust Company of Ohio, N.A., Trustee of the Roadway Express, Inc. 401(k) Stock Savings Plan (the "Plan"): The undersigned, a participant in the Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Roadway Express, Inc. credited to the undersigned's account under the Plan on the record date ("allocated shares"); and (b) the proportionate number of common shares of Roadway Express, Inc. allocated to the accounts of other participants in the Plan, but for which the Trustee does not receive valid voting instructions ("non-directed shares") and as to which the undersigned is entitled to direct the voting in accordance with the Plan provisions. Under the Plan, shares allocated to the accounts of participants for which the Trustee does not receive timely directions in the form of a signed voting instruction card are voted by the Trustee as directed by the participants who timely tender a signed voting instruction card. By completing this Confidential Voting Instruction Card and returning it to the Trustee, you are authorizing the Trustee to vote allocated shares and a proportionate amount of the non-directed shares held in the Plan. The number of non-directed shares for which you may instruct the Trustee to vote will depend on how many other participants exercise their right to direct the voting of their allocated shares. Any participant wishing to vote the non-directed shares differently from the allocated shares may do so by requesting a separate voting instruction card from the Trustee at 1-800-991-8947.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.



 ..............................................................................

                /\          FOLD AND DETACH HERE             /\

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

 YOU ARE ENCOURAGED TO HAVE YOUR VOTE SUBMITTED NO LATER THAN MARCH 23, 1998 TO
                     ALLOW SUFFICIENT TIME FOR TABULATION.